                                                                    EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Inc.                                          CASE NO.                         01-53291
                                                                                           ------------------

                                                              CHAPTER 11
                                                              MONTHLY OPERATING REPORT
                                                              (GENERAL BUSINESS CASE)


                                                   SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:       Jul-01                           PETITION DATE:                      07/02/01
                       ----------                                                        ------------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in    $1
                            --

                                                                                            END OF PRIOR           AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                           END OF CURRENT MONTH              MONTH                 FILING (1)
                                                             --------------------        ------------------      ------------------
     a.  Current Assets                                             $234,689,179
                                                             --------------------        ------------------
     b.  Total Assets                                               $914,387,504                                     $922,513,084
                                                             --------------------        ------------------      ------------------
     c.  Current Liabilities                                          $8,038,687
                                                             --------------------        ------------------
     d.  Total Liabilities                                          $348,710,146                                     $340,671,459
                                                             --------------------        ------------------     ------------------
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                           CUMULATIVE
                                                                CURRENT MONTH               PRIOR MONTH           (CASE TO DATE)
                                                             --------------------        ------------------      ------------------
     a.  Total Receipts                                               $2,026,715                                       $2,026,715
                                                             --------------------        ------------------      ------------------
     b.  Total Disbursements                                          $5,016,937                                       $5,016,937
                                                             --------------------        ------------------      ------------------
     c.  Excess (Deficiency) of Receipts Over
         Disbursements (a - b)                                       ($2,990,222)                                     ($2,990,222)
                                                             --------------------        ------------------      ------------------
     d.  Cash Balance Beginning of Month                            $187,330,996                                     $187,330,996
                                                             --------------------        ------------------      ------------------
     e.  Cash Balance End of Month (c + d)                          $184,340,774                                     $184,340,774
                                                             --------------------        ------------------      ------------------
                                                                                                                     CUMULATIVE
                                                                CURRENT MONTH               PRIOR MONTH            (CASE TO DATE)
                                                             --------------------        ------------------      ------------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                 ($11,243,855)                                    ($11,243,855)
                                                             --------------------        ------------------      ------------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                      $5,209,974
                                                             --------------------        ------------------
6.   POST-PETITION LIABILITIES                                        $8,038,687
                                                             --------------------        ------------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                   $0
                                                             --------------------        ------------------

AT THE END OF THIS REPORTING MONTH:                                                               YES                   NO
                                                                                                  ---                   --
8.   Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
     payment, amount of payment and name of payee)                                                 X
                                                                                             -------------        -------------

9.   Have any payments been made to professionals?  (if yes, attach listing including
     date of payment, amount of payment and name of payee)                                                               X
                                                                                             -------------        -------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                                       X
                                                                                             -------------        -------------

11.  Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for payment,
     and name of payee)                                                                            X
                                                                                             -------------        -------------

12.  Is the estate insured for replacement cost of assets and for
     general liability?                                                                            X
                                                                                             -------------        -------------

13.  Are a plan and disclosure statement on file?                                                                        X
                                                                                             -------------        -------------

14.  Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                             -------------        -------------

15.  Check if paid: Post-petition taxes [x];     U.S. Trustee Quarterly Fees (2);     Check if filing is current for: Post-petition
                                       ----                                 ----
     tax reporting and tax returns:     [x].
                                       ---

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
     Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Notes:

(1)  As maintained on the Debtor's books.

(2)  U.S. Trustee Quarterly Fees have been assessed, but they are not due at this time.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:       08/20/01                                             /s/ David J. Pangburn
       ------------------                                  -------------------------------------------------------------------------
                                                           Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 8

PAYEE                     DATE PAID      GROSS PAY                                    DESCRIPTION
-----                     ---------      ---------                                    -----------
Metricom Employees (1)    07/20/01      $509,849.00    Refund of funds held in a constructive trust by the Debtor on behalf of its employees for the purchase of the Debtor's stock.
Tim Dreisbach             07/02/01       $28,051.94    Inadvertent payment of pre-petition severance package compensation. The
                                                       Debtor is investigating this potential avoidance transaction.


Notes:
(1)  Individual employee disbursement information is available upon request.

SUMMARY OF FINANCIAL STATUS
QUESTION 11

PAYEE               DATE PAID     NET PAY    GROSS PAY    DESCRIPTION
-----               ---------     -------    ---------    -----------
Dale Marquart        07/20/01       2,827      4,519      40 Hour Pay
David Pangburn       07/20/01       3,509      3,846      40 Hour Pay
Ralph Derrickson     07/20/01      18,173     34,615      40 Hour Pay
Ralph Derrickson     07/20/01       4,650      4,650      Expense Reimbursement
John Wernke          07/20/01       3,444      4,519      40 Hour Pay
Glen Estell          07/20/01       2,626      5,769      40 Hour Pay
Glen Estell          07/20/01         585        585      Expense Reimbursement

                            STATEMENT OF OPERATIONS
                            (GENERAL BUSINESS CASE)
                            For the Month Ended      07/31/01
                                                ------------------

              CURRENT MONTH
-----------------------------------------
                                                                                                 CUMULATIVE      NEXT MONTH
    ACTUAL     FORECAST (1)    VARIANCE                                                        (CASE TO DATE)   FORECAST (2)
-------------  ------------   -----------                                                      --------------   ------------
                                              REVENUES:
  $1,878,312       n/a           n/a        1   Gross Sales                                       $1,878,312       n/a
-------------  ------------   -----------                                                      --------------   -----------
                   n/a           n/a        2   less: Sales Returns & Allowances                                   n/a
-------------  ------------   -----------                                                      --------------   -----------
  $1,878,312       n/a           n/a        3   Net Sales                                         $1,878,312       n/a
-------------  ------------   -----------                                                      --------------   -----------
  $6,551,261       n/a           n/a        4   less: Cost of Goods Sold   (Schedule 'B')         $6,551,261       n/a
-------------  ------------   -----------                                                      --------------   -----------
 ($4,672,949)      n/a           n/a        5   Gross Profit                                     ($4,672,949)      n/a
-------------  ------------   -----------                                                      --------------   -----------
    $615,608       n/a           n/a        6   Interest                                            $615,608       n/a
-------------  ------------   -----------                                                      --------------   -----------
    $700,793       n/a           n/a        7   Other Income:   Proceeds from sale of               $700,793       n/a
-------------  ------------   -----------                       ------------------------       --------------   -----------
                                            8   common stock in Packeteer, Inc.
-------------  ------------   -----------       ----------------------------------------       --------------   -----------
                                            9
-------------  ------------   -----------       ----------------------------------------       --------------   -----------
 ($3,356,548)      n/a           n/a       10       TOTAL REVENUES                               ($3,356,548)      n/a
-------------  ------------   -----------                                                      --------------   -----------
                                              EXPENSES:
     $53,269       n/a           n/a       11   Compensation to Owner(s)/Officer(s)                  $53,269       n/a
-------------  ------------   -----------                                                      --------------   -----------
  $1,723,364       n/a           n/a       12   Salaries                                          $1,723,364       n/a
-------------  ------------   -----------                                                      --------------   -----------
     $16,225       n/a           n/a       13   Commissions                                          $16,225       n/a
-------------  ------------   -----------                                                      --------------   -----------
    $261,059       n/a           n/a       14   Contract Labor                                      $261,059       n/a
-------------  ------------   -----------                                                      --------------   -----------
                                                Rent/Lease:

     $13,156       n/a           n/a       15       Personal Property                                $13,156       n/a
-------------  ------------   -----------                                                      --------------   -----------
    $500,886       n/a           n/a       16       Real Property                                   $500,886       n/a
-------------  ------------   -----------                                                      --------------   -----------
     $83,563       n/a           n/a       17   Insurance                                            $83,563       n/a
-------------  ------------   -----------                                                      --------------   -----------
                                           18   Management Fees
-------------  ------------   -----------                                                      --------------   -----------
  $7,367,267       n/a           n/a       19   Depreciation                                      $7,367,267       n/a
-------------  ------------   -----------                                                      --------------   -----------
                                                Taxes:

                                           20       Employer Payroll Taxes
-------------  ------------   -----------                                                      --------------   -----------
     $71,822       n/a           n/a       21       Real Property Taxes                              $71,822       n/a
-------------  ------------   -----------                                                      --------------   -----------
    $572,407       n/a           n/a       22       Other Taxes                                     $572,407       n/a
-------------  ------------   -----------                                                      --------------   -----------
     $89,050       n/a           n/a       23   Other Selling                                        $89,050       n/a
-------------  ------------   -----------                                                      --------------   -----------
    $120,862       n/a           n/a       24   Other Administrative                                $120,862       n/a
-------------  ------------   -----------                                                      --------------   -----------
    $403,056       n/a           n/a       25   Interest Expense                                    $403,056       n/a
-------------  ------------   -----------                                                      --------------   -----------
    $103,938       n/a           n/a       26   Other Expenses: Bonus                               $103,938       n/a
-------------  ------------   -----------                                                      --------------   -----------
     $10,293       n/a           n/a       27                   Overtime                             $10,293       n/a
-------------  ------------   -----------     ------------------                               --------------   -----------
    $566,266       n/a           n/a       28                   Fringe benefit                      $566,266       n/a
-------------  ------------   -----------     ------------------                               --------------   -----------
     $60,519       n/a           n/a       29                   Severance                            $60,519       n/a
-------------  ------------   -----------     ------------------                               --------------   -----------
     $87,789       n/a           n/a       30                   Repair & Maintenance                 $87,789       n/a
-------------  ------------   -----------     ------------------                               --------------   -----------
     $57,751       n/a           n/a       31                   Travel                               $57,751       n/a
-------------  ------------   -----------     ------------------                               --------------   -----------
    $118,815       n/a           n/a       32                   Telephone                           $118,815       n/a
-------------  ------------   -----------     ------------------                               --------------   -----------
   ($804,830)      n/a           n/a       33                   IS & Facility Allocation           ($804,830)      n/a
-------------  ------------   -----------     ------------------                               --------------   -----------
     $24,050       n/a           n/a       34                   Cleaning Services                    $24,050       n/a
-------------  ------------   -----------     ------------------                               --------------   -----------
 $11,500,577       n/a           n/a       35       TOTAL EXPENSES                               $11,500,577       n/a
-------------  ------------   -----------                                                      --------------   -----------
($14,857,125)      n/a           n/a       36 SUBTOTAL                                          ($14,857,125)      n/a
-------------  ------------   -----------                                                      --------------   -----------
                                                REORGANIZATION ITEMS:

 ($1,314,682)      n/a           n/a       37   Professional Fees                                ($1,314,682)      n/a
-------------  ------------   -----------                                                      --------------   -----------
                   n/a           n/a       38   Provisions for Rejected Executory Contracts                        n/a
-------------  ------------   -----------                                                      --------------   -----------
                   n/a           n/a       39   Interest Earned on Accumulated Cash from                           n/a
-------------  ------------   -----------                                                      --------------   -----------
                                                Resulting Chp 11 Case

     $18,000       n/a           n/a       40   Gain or (Loss) from Sale of Equipment                $18,000       n/a
-------------  ------------   -----------                                                      --------------   -----------
                   n/a           n/a       41   U.S. Trustee Quarterly Fees                                        n/a
-------------  ------------   -----------                                                      --------------   -----------
  $4,909,952       n/a           n/a       42   Writeoff of Pre-Petition Accrued Bonus            $4,909,952       n/a
-------------  ------------   -----------     ------------------------------------------       --------------   -----------
  $3,613,270       n/a           n/a       43       TOTAL REORGANIZATION ITEMS                    $3,613,270       n/a
-------------  ------------   -----------                                                      --------------   -----------
($11,243,855)      n/a           n/a       44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES    ($11,243,855)      n/a
-------------  ------------   -----------                                                      --------------   -----------
                   n/a           n/a       45   Federal & State Income Taxes                              $0       n/a
-------------  ------------   -----------                                                      --------------   -----------
($11,243,855)      n/a           n/a       46 NET PROFIT (LOSS)                                 ($11,243,855)      n/a
=============  ============   ===========                                                      ==============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                             FOR THE MONTH ENDED      07/31/01
                                                 ----------------


    ASSETS
                                                                 FROM SCHEDULES            BOOK VALUE
                                                                 --------------      -----------------------
         CURRENT ASSETS

 1           Cash, cash equivalents and short term
             investment - unrestricted                                                         $137,549,083
                                                                                     -----------------------
 2           Cash, cash equivalents and short term
             investment - restricted                                                            $46,791,691
                                                                                     -----------------------
 3           Accounts receivable (net)                                  A                        $5,209,974
                                                                                     -----------------------
 4           Inventory                                                  B                       $32,143,382
                                                                                     -----------------------
 5           Prepaid expenses                                                                    $7,964,056
                                                                                     -----------------------
 6           Professional retainers                                                              $1,879,274
                                                                                     -----------------------
 7           Other: Deferred Cost of Sales                                                       $1,813,420
                    ---------------------------------------------                    -----------------------
                    Deposits                                                                     $1,330,243
                    ---------------------------------------------                    -----------------------
 8                  Others                                                                           $8,055
             ---------------------------------------------------                     -----------------------
 9                  TOTAL CURRENT ASSETS                                                       $234,689,179
                                                                                     -----------------------
         PROPERTY AND EQUIPMENT (BOOK VALUE)

10           Real property                                              C                                $0
                                                                                     -----------------------
11           Machinery and equipment                                    D                       $21,508,039
                                                                                     -----------------------
12           Furniture and fixtures                                     D                        $5,515,212
                                                                                     -----------------------
13           Network equipment                                          D                      $246,669,444
                                                                                     -----------------------
14           Leasehold improvements                                     D                       $20,394,156
                                                                                     -----------------------
15           Vehicles                                                   D                        $1,506,695
                                                                                     -----------------------
16           Other:                                                     D
                   ---------------------------------------------                     -----------------------
17                                                                      D
             ---------------------------------------------------                     -----------------------
18                                                                      D
             ---------------------------------------------------                     -----------------------
19                                                                      D
             ---------------------------------------------------                     -----------------------

20                 TOTAL PROPERTY AND EQUIPMENT                                                $295,593,546
                                                                                     -----------------------
         OTHER ASSETS

21           Network Equipment & Inventory                                                     $199,283,884
22           Deferred Cost of Sales-Long term                                                    $1,147,693
                                                                                     -----------------------
23           Long Term Deposits                                                                  $1,345,864
                                                                                     -----------------------
24           Investment in subsidiaries                                                          $5,185,973
             ---------------------------------------------------                     -----------------------
25           WCS Spectrum                                                                        $1,358,893
             ---------------------------------------------------                     -----------------------
26           Debt & Warrant Offering- 2000                                                       $7,552,162
             ---------------------------------------------------                     -----------------------
27           Intercompany receivables-Metricom DC, LLC                                         $168,230,310
             ---------------------------------------------------                     -----------------------
28                 TOTAL OTHER ASSETS                                                          $384,104,779
                                                                                     -----------------------
29                 TOTAL ASSETS                                                                $914,387,504
                                                                                     =======================


NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.


        ------------------------------------------------------------------------
        The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.
        ------------------------------------------------------------------------

                                        LIABILITIES AND EQUITY
                                        (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

         POST-PETITION

             CURRENT LIABILITIES

30                 Salaries and wages                                                            $2,336,195
                                                                                     -----------------------
31                 Payroll taxes                                                                    ($1,415)
                                                                                     -----------------------
32                 Real and personal property taxes                                                $572,000
                                                                                     -----------------------
33                 Bonus                                                                           $193,993
                                                                                     -----------------------
34                 Vacation                                                                        $127,339
                                                                                     -----------------------
35                 Commissions                                                                      $14,100
                                                                                     -----------------------
36                 Accounts payable (trade)                             A                        $2,870,667
                                                                                     -----------------------
37                 Franchise Tax Payable                                                             $5,909
                                                                                     -----------------------
38                 Fringe Benefits Applied                                                       $1,887,898
                                                                                     -----------------------
39                 Accrued professional fees
                                                                                     -----------------------
40                 Current portion of long-term post-petition
                   debt (due within 12 months)
                                                                                     -----------------------
41                 Other:   Others                                                                  $32,001
                            ------------------------------------                     -----------------------
42
                   ---------------------------------------------                     -----------------------
43
                   ---------------------------------------------                     -----------------------
44                 TOTAL CURRENT LIABILITIES                                                     $8,038,687
                                                                                     -----------------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                        $0
                                                                                     -----------------------
46                 TOTAL POST-PETITION LIABILITIES                                               $8,038,687
                                                                                     -----------------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                 Secured claims                                       F                        $3,470,874
                                                                                     -----------------------
48                 Priority unsecured claims                            F                        $2,450,424
                                                                                     -----------------------
49                 General unsecured claims                             F                      $334,750,161
                                                                                     -----------------------
50                 TOTAL PRE-PETITION LIABILITIES                                              $340,671,459
                                                                                     -----------------------
51                 TOTAL LIABILITIES                                                           $348,710,146
                                                                                     -----------------------
    EQUITY (DEFICIT)

52           Retained Earnings/(Deficit) at time of filing                                    ($889,788,645)
                                                                                     -----------------------
53           Capital Stock                                                                          $30,920
                                                                                     -----------------------
54           Additional paid-in capital                                                        $790,757,686
                                                                                     -----------------------
55           Warrants to purchase Common Stock                                                   $6,328,173
                                                                                     -----------------------
56           Accum other comprehensive income                                                    $1,274,064
                                                                                     -----------------------
57           Cumulative profit/(loss) since filing of case                                     ($11,243,855)
                                                                                     -----------------------
             Preferred Stock                                                                   $638,677,904
                                                                                     -----------------------
58           Market value adjustment
                                                                                     -----------------------
59                 TOTAL EQUITY (DEFICIT)                                                      $536,036,247
                                                                                     -----------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                     $884,746,393
                                                                                     =======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                         ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE          PAST DUE
                                                      [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
                                                      -----------------------     ----------------      ------------------
    0 -30 Days                                                    $3,285,605           $2,870,667
                                                       ----------------------     ----------------
    31-60 Days                                                    $1,550,112
                                                       ----------------------     ----------------
    61-90 Days                                                       $23,235                                           $0
                                                       ----------------------     ----------------      ------------------
    91+ Days                                                      $2,416,333
                                                       ----------------------     ----------------
    Total accounts receivable/payable                             $7,275,285           $2,870,667
                                                       ----------------------     ================
    Allowance for doubtful accounts                               $2,065,311
                                                       ----------------------
    Accounts receivable (net)                                     $5,209,974
                                                       ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                          INVENTORY(IES)
                                            BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)         END OF MONTH        COST OF GOODS SOLD
----------------------------------        --------------       ------------------
                                                                                                        ------------------
                                                               INVENTORY BEGINNING OF MONTH                   $31,836,344
                                                                                                        ------------------
                                                               Add -
    Retail/Restaurants -                                         Net purchase
                                                                                                        ------------------
      Product for resale                                         Direct labor
                                  -------------------------                                             ------------------
                                                                 Manufacturing overhead
                                                                                                        ------------------
    Distribution -                                               Freight in
                                                                                                        ------------------
      Products for resale                                        Other:                                          $333,154
                                  -------------------------                                             ------------------
                                                                 Cost of service revenue                       $6,525,145
                                                               ---------------------------------------  ------------------
    Manufacturer -                                                                                                     $0
                                                               ---------------------------------------  ------------------
      Raw Materials                            $11,799,473
                                  -------------------------
      Work-in-progress                                  $0     Less -
                                  -------------------------
      Finished goods                           $20,343,909       Inventory End of Month                       $32,143,382
                                  -------------------------                                             ------------------
                                                                 Shrinkage
                                                                                                        ------------------
    Other - Explain                                                                                                    $0
                                  -------------------------                                             ------------------

    ------------------------------
                                                               Cost of Goods Sold                              $6,551,261
    ------------------------------                                                                      ==================
        TOTAL                                  $32,143,382
                                  =========================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
              Yes [X]    No [ ]

    How often do you take a complete physical inventory?       Valuation methods -
                                                                   FIFO cost                       [X]
      Weekly          [ ]         The Debtor conducted daily       LIFO cost                       [ ]
      Monthly         [ ]         cycle count up until 7/31/01.    Lower of cost or market         [ ]
      Quarterly       [ ]         This procedure substituted       Retail method                   [ ]
      Semi-annually   [ ]         for physical inventories.        Other                           [ ]
      Annually        [ ]                                            Explain                       [ ]
Date of last physical inventory was       10/1/97
                                   ---------------------------   ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is Not scheduled at this time.
                                   ---------------------------   ---------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST               BOOK VALUE
                                                                                 ----               ----------
Machinery & Equipment -
      Machinery & Equipment                                                     $15,514,825             $15,514,825
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($7,579,180)            ($7,579,180)
      -----------------------------------------------                       ----------------    --------------------
      Tooling                                                                    $3,153,764              $3,153,764
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($1,424,438)            ($1,424,438)
      -----------------------------------------------                       ----------------    --------------------
      Application Software                                                      $10,538,908             $10,538,908
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($6,243,035)            ($6,243,035)
      -----------------------------------------------                       ----------------    --------------------
      Computer Hardware                                                         $17,299,092             $17,299,092
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                              ($10,169,105)           ($10,169,105)
      -----------------------------------------------                       ----------------    --------------------
      Demo Equipment                                                               $182,478                $182,478
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                                  ($46,658)               ($46,658)
      -----------------------------------------------                       ----------------    --------------------
      Ricochet Modems                                                              $336,421                $336,421
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                                  ($55,033)               ($55,033)
      -----------------------------------------------                       ----------------    --------------------
      Total                                                                     $21,508,039             $21,508,039
                                                                            ================    ====================
Furniture & Fixtures -
      Office Furniture & Equipment                                               $8,062,767              $8,062,767
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($2,547,555)            ($2,547,555)
      -----------------------------------------------                       ----------------    --------------------
      Total                                                                      $5,515,212              $5,515,212
                                                                            ================    ====================
Network  Equipment -
      Ricochet 2 Radios                                                        $116,712,185            $116,712,185
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                              ($19,679,757)           ($19,679,757)
      -----------------------------------------------                       ----------------    --------------------
      Wired Access Points Assets                                               $161,418,372            $161,418,372
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                              ($34,261,744)           ($34,261,744)
      -----------------------------------------------                       ----------------    --------------------
      Network Interface Facility                                                 $9,252,737              $9,252,737
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($1,640,349)            ($1,640,349)
      -----------------------------------------------                       ----------------    --------------------
      Capitalized Interest                                                      $17,158,000             $17,158,000
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Amortization                                               ($2,290,000)            ($2,290,000)
      -----------------------------------------------                       ----------------    --------------------
      Total                                                                    $246,669,444            $246,669,444
                                                                            ================    ====================
Leasehold Improvements -
      Building Improvements                                                     $22,325,224             $22,325,224
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($1,931,068)            ($1,931,068)
      -----------------------------------------------                       ----------------    --------------------
      Total                                                                     $20,394,156             $20,394,156
                                                                            ================    ====================
Vehicles -
      Vehicles                                                                   $2,628,532              $2,628,532
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($1,121,837)            ($1,121,837)
      -----------------------------------------------                       ----------------    --------------------
      Total                                                                      $1,506,695              $1,506,695
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE (1)                          0-30 DAYS       31-60 DAYS     61-90 DAYS      91+ DAYS          TOTAL
                                           ---------       ----------     ----------      --------          -----
Federal
       Income Tax Withholding                  ($1,415)                                                       ($1,415)
                                         --------------  --------------- -------------- --------------   -------------
       FICA - Employee                              $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       FICA - Employer                              $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       Unemployment (FUTA)                          $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       Income                                       $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       Other (Attach List)                          $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
TOTAL FEDERAL TAXES                            ($1,415)              $0             $0             $0         ($1,415)
                                         --------------  --------------- -------------- --------------   -------------
STATE AND LOCAL
       Income Tax Withholding                       $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       Unemployment (UT)                            $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       Disability Insurance (DI)                    $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       Empl. Training Tax (ETT)                     $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       Sales                                        $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       Excise                                       $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       Real property                           $55,000                                                        $55,000
                                         --------------  --------------- -------------- --------------   -------------
       Personal property                      $517,000                                                       $517,000
                                         --------------  --------------- -------------- --------------   -------------
       Income                                       $0                                                             $0
                                         --------------  --------------- -------------- --------------   -------------
       Other (Franchise Tax)                    $5,909                                                         $5,909
                                         --------------  --------------- -------------- --------------   -------------
TOTAL STATE & LOCAL TAXES                     $577,909               $0             $0             $0        $577,909
                                         --------------  --------------- -------------- --------------   -------------
TOTAL TAXES                                   $576,494               $0             $0             $0        $576,494
                                         ==============  =============== ============== ==============   =============


(1)  ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                 CLAIMED               ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                       AMOUNT           AMOUNT (b), (1)
-------------------------------------------                   --------------       ---------------
       Secured claims  (a)                                       $3,470,874           $3,470,874
                                                              --------------       --------------
       Priority claims other than taxes                              $4,650               $4,650
                                                              --------------       --------------
       Priority tax claims                                       $1,979,948           $2,445,774
                                                              --------------       --------------
       General unsecured claims                                $961,883,175         $334,750,161
                                                              --------------       --------------

       (a)    List total amount of claims even it under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

       (1) Estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1       ACCOUNT 2       ACCOUNT 3      ACCOUNT 4
                                           ---------       ---------       ---------      ---------
Bank                                     Please refer to attached statement.
                                         --------------  --------------- -------------- --------------
Account Type
                                         --------------  --------------- -------------- --------------
Account No.
                                         --------------  --------------- -------------- --------------
Account Purpose
                                         --------------  --------------- -------------- --------------
Balance, End of Month
                                         --------------  --------------- -------------- --------------
Total Funds on Hand for all Accounts       $184,340,774

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                                                       END OF MONTH     END OF MONTH
BANKS                          ACCOUNT NO.             ACCOUNT TYPE              ACCOUNT PURPOSE       BANK BALANCE     BOOK BALANCE
-----                          -----------             ------------              ---------------       ------------     ------------
Wells Fargo General
  Account                      4487-098311           General Banking             General Banking           $680,059        $637,267
Wells Fargo Controlled
  Disbursement Account         4759-600877           General Banking             General Banking                 $0              $0
Wells Fargo Southeast PC
  Account                      4375-685799           General Banking             General Banking            $17,581         $17,581
Wells Fargo Northeast
  Account                      4375-685815           General Banking             General Banking            $10,360         $10,360
Wells Fargo Western
  Region Account               4375-685823           General Banking             General Banking             $7,140          $7,140
Wells Fargo Northern
  Central Account              4375-686193           General Banking             General Banking            $12,190         $12,190
Wells Fargo Ricochet
  Account                      4487-098485           General Banking             General Banking                 $0         $99,697
Wells Fargo Metricom
  Account                      4496-812934           General Banking             General Banking             $2,465          $2,465
Wells Fargo Flex Benefits
  Account                      4761-067420           General Banking             General Banking             $5,565          $5,565
Wells Fargo Medical
  Benefits Account             4761-067438           General Banking             General Banking                 $0              $0
Wells Fargo LLC Account        4487-099655           General Banking             General Banking                 $0              $0
Union Bank of California       6450-135869           General Banking             General Banking                 $0              $0
Union Bank of California
  - Payroll                    6450-136792           General Banking             General Banking                 $0              $0
Union Bank of California
  - General                    2180043112            CHPT. 11 Banking            General Banking                 $0              $0
Union Bank of California
  - General                    2180043244            CHPT. 11 Banking            General Banking           $286,391        $194,427
Union Bank of California
  - Payroll                    2180043252            CHPT. 11 Banking            General Banking         $2,457,237      $2,461,622
Union Bank of California
  - Tax                        2180043260            CHPT. 11 Banking            General Banking                 $0              $0
Union Bank of California
  - Medical                    2180043279            CHPT. 11 Banking            General Banking                 $0              $0
Union Bank of California
  - Flex Benefits              2180043287            CHPT. 11 Banking            General Banking                 $0              $0
Union Bank of California
  - General Pre-petition       2180043147            General Banking             General Banking             $9,543              $0
Union Bank of California
  - Payroll Pre-petition       2180043155            General Banking             General Banking             $2,959              $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional           881-881235108         Money Market Funds         Account invests in
                                                                                A1/P1 funds only        $61,320,096     $61,320,096
Fidelity Institutional       0059-00493084842       Money Market Funds         Account invests in
                                                                                A1/P1 funds only        $32,619,306     $32,619,306
JP Morgan Institutional          5012931            Money Market Funds         Account invests in
                                                                                A1/P1 funds only                 $0              $0
Dreyfus Institutional        288-0981002876         Money Market Funds         Account invests in
                                                                                A1/P1 funds only                 $0              $0
INSTITUTIONAL ACCOUNTS
  - ST INVESTMENTS
AIG Money Market Fund          000MB2890-1       Investments in CP, Money      Account invests in
                                                 Market Funds, Treasuries       A1/P1 funds only         $6,157,216      $6,157,216
Morgan Stanley & Co.           14-78C44-1        Investments in CP, Money      Account invests in
                                                 Market Funds, Treasuries       A1/P1 funds only        $38,736,794     $38,736,794
Salomon Smith Barney          449-0H399-19       Investments in CP, Money      Account invests in
                                                 Market Funds, Treasuries       A1/P1 funds only                 $0
Lehman Brothers               833-79266-15       Investments in CP, Money      Account invests in
                                                 Market Funds, Treasuries       A1/P1 funds only            $84,144         $84,144
Wells Fargo Asset Mgmt           138816          Investments in CP, Money      Account invests in
                                                 Market Funds, Treasuries       A1/P1 funds only               $110            $110
Wells Fargo Asset Mgmt
  Pledged                        2215431         Investments in CP, Money    Account holds collateral
                                                 Market Funds, Treasuries        for outstanding
                                                                                Letters of Credit        $2,031,104      $2,031,104
LT INVESTMENTS
Bank One                       204821-000          Government T-Strips         Restricted Bonds for
                                                                                 Coupon payments        $38,290,854     $38,290,854
State Street Bank              127415-010          Money Market account        Escrow account for
                                                                                  Tim Dreisbach            $312,518        $312,518

EQUITY INVESTMENTS
Lehman Brothers               833-41241-15   Equity stake in Packeteer, Inc.   Own 145,700 stake in
                                                                                PKTR at a purchase
                                                                                  price of $0.25         $1,311,300      $1,311,300

Petty Cash on hand                                                                                          $29,018         $29,018

                                                                                                       ----------------------------
                                                                                                       $184,383,950    $184,340,774
                                                                                                       ============================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                        FOR THE MONTH ENDED   07/31/01
                                           --------------


                                                                                    ACTUAL                    CUMULATIVE
                                                                                 CURRENT MONTH              (CASE TO DATE)
                                                                               -------------------        ------------------
    CASH RECEIPTS
1         Rent/Leases Collected
                                                                               -------------------        ------------------
2         Cash Received from Sales                                                       $690,621                  $690,621
                                                                               -------------------        ------------------
3         Interest Received                                                              $415,718                  $415,718
                                                                               -------------------        ------------------
4         Borrowings
                                                                               -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                               -------------------        ------------------
6         Capital Contributions
                                                                               -------------------        ------------------
7           Legal Settlement                                                               $9,000                    $9,000
          -------------------------------------------------------              -------------------        ------------------
8           Proceeds from sale of common stock in Packeteer, Inc.                        $700,793                  $700,793
          -------------------------------------------------------              -------------------        ------------------
9           Interest Accrued on Government Strip                                         $205,922                  $205,922
          -------------------------------------------------------              -------------------        ------------------
10          Unrealized gain on short term investment                                       $4,661                    $4,661
          -------------------------------------------------------              -------------------        ------------------
11
                                                                               -------------------        ------------------
12             TOTAL CASH RECEIPTS                                                     $2,026,715                $2,026,715
                                                                               -------------------        ------------------
    CASH DISBURSEMENTS

13        Payments for Inventory
                                                                               -------------------        ------------------
14        Selling
                                                                               -------------------        ------------------
15        Administrative                                                               $1,351,188                $1,351,188
                                                                               -------------------        ------------------
16        Capital Expenditures
                                                                               -------------------        ------------------
17        Principal Payments on Debt
                                                                               -------------------        ------------------
18        Interest Paid
                                                                               -------------------        ------------------
          Rent/Lease:
19          Personal Property
                                                                               -------------------        ------------------
20          Real Property                                                                $584,677                  $584,677
                                                                               -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)
21          Salaries                                                                      $30,580                   $30,580
                                                                               -------------------        ------------------
22          Draws
                                                                               -------------------        ------------------
23          Commissions/Royalties
                                                                               -------------------        ------------------
24          Expense Reimbursements                                                         $5,235                    $5,235
                                                                               -------------------        ------------------
25          Other
                                                                               -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                               $463,319                  $463,319
                                                                               -------------------        ------------------
27        Management Fees
                                                                               -------------------        ------------------
          Taxes:
28          Employee Withholding                                                         $365,312                  $365,312
                                                                               -------------------        ------------------
29          Employer Payroll Taxes                                                        $70,583                   $70,583
                                                                               -------------------        ------------------
30          Real Property Taxes                                                           $16,822                   $16,822
                                                                               -------------------        ------------------
31          Other Taxes                                                                   $55,407                   $55,407
                                                                               -------------------        ------------------
32        Other Cash Outflows:
                                                                               -------------------        ------------------
33          ESPP refund                                                                  $509,849                  $509,849
            ----------------------------------------------------               -------------------        ------------------
34          Employee Expense Reimbursements                                               $92,108                   $92,108
            ----------------------------------------------------               -------------------        ------------------
35          Severance                                                                     $28,052                   $28,052
            ----------------------------------------------------               -------------------        ------------------
36          Reverse the unrealized gain for Packeteer Shares (1)                       $1,393,820                $1,393,820
            ----------------------------------------------------               -------------------        ------------------
37          401K Contribution                                                             $49,985                   $49,985
                                                                               -------------------        ------------------
38          TOTAL CASH DISBURSEMENTS:                                                  $5,016,937                $5,016,937
                                                                               -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                   ($2,990,222)              ($2,990,222)
                                                                               -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                $187,330,996              $187,330,996
                                                                               -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                      $184,340,774              $184,340,774
                                                                               ===================        ==================

Notes:

(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

                             STATEMENT OF CASH FLOWS

           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                         FOR THE MONTH ENDED   07/31/01
                                             -----------

     CASH FLOWS FROM OPERATING ACTIVITIES                                                   ACTUAL                CUMULATIVE
                                                                                        CURRENT MONTH           (CASE TO DATE)
                                                                                     ---------------------  -----------------------
1         Cash Received from Sales                                                               $690,621                 $690,621
                                                                                     ---------------------  -----------------------
2         Rent/Leases Collected
                                                                                     ---------------------  -----------------------
3         Interest Received                                                                      $415,718                 $415,718
                                                                                     ---------------------  -----------------------
4         Cash Paid to Suppliers
                                                                                     ---------------------  -----------------------
5         Cash Paid for Selling Expenses
                                                                                     ---------------------  -----------------------
6         Cash Paid for Administrative Expenses                                                $1,351,188               $1,351,188
                                                                                     ---------------------  -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                     ---------------------  -----------------------
8            Real Property                                                                       $584,677                 $584,677
                                                                                     ---------------------  -----------------------
9         Cash Paid for Interest
                                                                                     ---------------------  -----------------------
10        Cash Paid for Net Payroll and Benefits                                                 $463,319                 $463,319
                                                                                     ---------------------  -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                             $30,580                  $30,580
                                                                                     ---------------------  -----------------------
12           Draws
                                                                                     ---------------------  -----------------------
13           Commissions/Royalties
                                                                                     ---------------------  -----------------------
14           Expense Reimbursements                                                                $5,235                   $5,235
                                                                                     ---------------------  -----------------------
15           Other
                                                                                     ---------------------  -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                $365,312                 $365,312
                                                                                     ---------------------  -----------------------
17           Employee Withholdings                                                                $70,583                  $70,583
                                                                                     ---------------------  -----------------------
18           Real Property Taxes                                                                  $16,822                  $16,822
                                                                                     ---------------------  -----------------------
19           Other Taxes                                                                          $55,407                  $55,407
                                                                                     ---------------------  -----------------------
20        Cash Paid for General Expenses
                                                                                     ---------------------  -----------------------
21        Other cash inflows:                                                                                                   $0
          ---------------------------------------------------------------------      ---------------------  -----------------------
22           Legal settlement                                                                      $9,000                   $9,000
          ---------------------------------------------------------------------      ---------------------  -----------------------
23           Proceeds from sale of common stock in Packeteer, Inc.                               $700,793                 $700,793
          ---------------------------------------------------------------------      ---------------------  -----------------------
24           Interest accrued on government strip                                                $205,922                 $205,922
          ---------------------------------------------------------------------      ---------------------  -----------------------
             Unrealized gain on short term investment                                              $4,661                   $4,661
          ---------------------------------------------------------------------      ---------------------  -----------------------
          Other cash outflows:
          ---------------------------------------------------------------------      ---------------------  -----------------------
          [ ] ESPP refund                                                                        $509,849                 $509,849
                                                                ---------------      ---------------------  -----------------------
          [ ] Employee expense reimbursement                                                      $92,108                  $92,108
                                                                ---------------      ---------------------  -----------------------
          [ ] Severance                                                                           $28,052                  $28,052
                                                                ---------------      ---------------------  -----------------------
25        [ ] Reverse the unrealized gain on Packeteer shares (1)                              $1,393,820               $1,393,820
                                                                ---------------      ---------------------  -----------------------
26        [ ] 401K Contribution                                                                   $49,985                  $49,985
                                                                                     ---------------------  -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
               REORGANIZATION ITEMS                                                          ($2,990,222)             ($2,990,222)
                                                                                     ---------------------  -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                     ---------------------  -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                     ---------------------  -----------------------
30        U.S. Trustee Quarterly Fees
                                                                                     ---------------------  -----------------------
31
          ---------------------------------------------------------------------      ---------------------  -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                          $0                       $0
                                                                                     ---------------------  -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS               ($2,990,222)             ($2,990,222)
                                                                                     ---------------------  -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures
                                                                                     ---------------------  -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                     ---------------------  -----------------------
36
          ---------------------------------------------------------------------      ---------------------  -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                          $0                       $0
                                                                                     ---------------------  -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)
                                                                                     ---------------------  -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                     ---------------------  -----------------------
40        Capital Contributions
                                                                                     ---------------------  -----------------------
41        Principal Payments
                                                                                     ---------------------  -----------------------
42
          ---------------------------------------------------------------------      ---------------------  -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                          $0                       $0
                                                                                     ---------------------  -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                     ($2,990,222)             ($2,990,222)
                                                                                     ---------------------  -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                         $187,330,996             $187,330,996
                                                                                     ---------------------  -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                               $184,340,774             $184,340,774
                                                                                     =====================  =======================

Notes:

(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.                                 CASE NO.               01-53297
                                                                                  ------------------

                                                               CHAPTER 11
                                                               MONTHLY OPERATING REPORT
                                                               (GENERAL BUSINESS CASE)

                                                SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:        Jul-01                           PETITION DATE:            07/02/01
                       -----------                                              ------------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in    $1
                            --

                                                               END OF              END OF PRIOR           AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                          CURRENT MONTH              MONTH                  FILING
                                                          -----------------     ------------------       ------------------
     a.  Current Assets                                                 $0
                                                          -----------------     ------------------
     b.  Total Assets                                                   $0                                              $0
                                                          -----------------     ------------------       ------------------
     c.  Current Liabilities                                            $0
                                                          -----------------     ------------------
     d.  Total Liabilities                                              $0                                              $0
                                                          -----------------     ------------------       ------------------
                                                                                                             CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH   CURRENT MONTH          PRIOR MONTH             (CASE TO DATE)
                                                          -----------------     ------------------       ------------------
     a.  Total Receipts                                                 $0                                              $0
                                                          -----------------     ------------------       ------------------
     b.  Total Disbursements                                            $0                                              $0
                                                          -----------------     ------------------       ------------------
     c.  Excess (Deficiency) of Receipts Over
         Disbursements (a - b)                                          $0                                              $0
                                                          -----------------     ------------------       ------------------
     d.  Cash Balance Beginning of Month                                $0                                              $0
                                                          -----------------     ------------------       ------------------
     e.  Cash Balance End of Month (c + d)                              $0                                              $0
                                                          -----------------     ------------------       ------------------
                                                                                                             CUMULATIVE
                                                            CURRENT MONTH          PRIOR MONTH             (CASE TO DATE)
                                                          -----------------     ------------------       ------------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                     $0                                              $0
                                                          -----------------     ------------------       ------------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                        $0
                                                          -----------------     ------------------
6.   POST-PETITION LIABILITIES                                          $0
                                                          -----------------     ------------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30
     DAYS)                                                              $0
                                                          -----------------     ------------------

AT THE END OF THIS REPORTING MONTH:                                                               YES                   NO
                                                                                                  ---                   --
8.   Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach
     listing including date of payment, amount of payment and name of payee)                                             X
                                                                                             -------------        -------------

9.   Have any payments been made to professionals?  (if yes, attach listing                                              X
     including date of payment, amount of payment and name of payee)
                                                                                             -------------        -------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                             -------------

11.  Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                                                         X
                                                                                             -------------        -------------

12.  Is the estate insured for replacement cost of assets and for general
     liability?                                                                                    X
                                                                                             -------------

13.  Are a plan and disclosure statement on file?                                                                        X
                                                                                             -------------        -------------

14.  Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                             -------------        -------------

15.  Check if paid: Post-petition taxes   ;     U.S. Trustee Quarterly Fees    ;     Check if filing is current for: Post-petition
                                       ----                                 ----
     tax reporting and tax returns:       .
                                       ---

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:     08/20/01                                                    /s/ David J. Pangburn
     ------------------------                                   --------------------------------------------------------------------
                                                                Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)

                          For the Month Ended    07/31/01
                                             ----------------


             CURRENT MONTH
--------------------------------------------
                                                                                                  CUMULATIVE           NEXT MONTH
   ACTUAL        FORECAST        VARIANCE                                                       (CASE TO DATE)          FORECAST
------------   ------------   --------------                                                   ------------------   ---------------
                                                 REVENUES:
         $0            $0                $0    1   Gross Sales                                               $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    2   less: Sales Returns & Allowances                          $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    3   Net Sales                                                 $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    4   less: Cost of Goods Sold     (Schedule 'B')               $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    5   Gross Profit                                              $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    6   Interest                                                  $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    7   Other Income:                                             $0                $0
------------   -----------    --------------                       ------------------------   ------------------   ---------------
                                               8
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
                                               9
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   10       TOTAL REVENUES                                        $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
                                                 EXPENSES:
         $0            $0                $0   11   Compensation to Owner(s)/Officer(s)                       $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   12   Salaries                                                  $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   13   Commissions                                               $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   14   Contract Labor                                            $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
                                                   Rent/Lease:
         $0            $0                $0   15       Personal Property                                     $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   16       Real Property                                         $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   17   Insurance                                                 $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   18   Management Fees                                           $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   19   Depreciation                                              $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
                                                   Taxes:
         $0            $0                $0   20       Employer Payroll Taxes                                $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   21       Real Property Taxes                                   $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   22       Other Taxes                                           $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   23   Other Selling                                             $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   24   Other Administrative                                      $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   25   Interest                                                  $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   26   Other Expenses:                                           $0                $0
------------   -----------    --------------                       ------------------------   ------------------   ---------------
         $0            $0                $0   27                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   28                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   29                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   30                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   31                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   32                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   33                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   34                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   35       TOTAL EXPENSES                                        $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   36 SUBTOTAL                                                    $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
                                                 REORGANIZATION ITEMS:
         $0            $0                $0   37   Professional Fees                                         $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   38   Provisions for Rejected Executory Contracts               $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   39   Interest Earned on Accumulated Cash from                  $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
                                                   Resulting Chp 11 Case
         $0            $0                $0   40   Gain or (Loss) from Sale of Equipment                     $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   41   U.S. Trustee Quarterly Fees                               $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   42                                                             $0                $0
------------   ------------   ---------------    ------------------------------------------    ------------------   ---------------
         $0            $0                $0   43       TOTAL REORGANIZATION ITEMS                            $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   45 Federal & State Income Taxes                                $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   46 NET PROFIT (LOSS)                                           $0                $0
============   ============    ==============                                                  ==================   ===============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED      07/31/01
                                         ------------------

    ASSETS
                                                                 FROM SCHEDULES           MARKET VALUE
                                                                 --------------      -----------------------
         CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                                                    $0
                                                                                     -----------------------
 2           Cash and cash equivalents - restricted                                                      $0
                                                                                     -----------------------
 3           Accounts receivable (net)                                  A                                $0
                                                                                     -----------------------
 4           Inventory                                                  B                                $0
                                                                                     -----------------------
 5           Prepaid expenses                                                                            $0
                                                                                     -----------------------
 6           Professional retainers                                                                      $0
                                                                                     -----------------------
 7           Other:                                                                                      $0
                   ---------------------------------------------                     -----------------------
 8
             ---------------------------------------------------                     -----------------------

 9                 TOTAL CURRENT ASSETS                                                                  $0
                                                                                     -----------------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                              C                                $0
                                                                                     -----------------------
11           Machinery and equipment                                    D                                $0
                                                                                     -----------------------
12           Furniture and fixtures                                     D                                $0
                                                                                     -----------------------
13           Office equipment                                           D                                $0
                                                                                     -----------------------
14           Leasehold improvements                                     D                                $0
                                                                                     -----------------------
15           Vehicles                                                   D                                $0
                                                                                     -----------------------
16           Other:                                                     D                                $0
                   ---------------------------------------------                     -----------------------
17                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
18                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
19                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
20                                                                      D                                $0
             ---------------------------------------------------                     -----------------------

21                 TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                     -----------------------

         OTHER ASSETS

22           Loans to shareholders                                                                       $0
                                                                                     -----------------------
23           Loans to affiliates                                                                         $0
                                                                                     -----------------------
24
             ---------------------------------------------------                     -----------------------
25
             ---------------------------------------------------                     -----------------------
26
             ---------------------------------------------------                     -----------------------
27
             ---------------------------------------------------                     -----------------------
28                 TOTAL OTHER ASSETS                                                                    $0
                                                                                     -----------------------
29                 TOTAL ASSETS                                                                          $0
                                                                                     =======================

    NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

         POST-PETITION

             CURRENT LIABILITIES

30                 Salaries and wages                                                                    $0
                                                                                     -----------------------
31                 Payroll taxes                                                                         $0
                                                                                     -----------------------
32                 Real and personal property taxes                                                      $0
                                                                                     -----------------------
33                 Income taxes                                                                          $0
                                                                                     -----------------------
34                 Sales taxes                                                                           $0
                                                                                     -----------------------
35                 Notes payable (short term)                                                            $0
                                                                                     -----------------------
36                 Accounts payable (trade)                             A                                $0
                                                                                     -----------------------
37                 Real property lease arrearage                                                         $0
                                                                                     -----------------------
38                 Personal property lease arrearage                                                     $0
                                                                                     -----------------------
39                 Accrued professional fees                                                             $0
                                                                                     -----------------------
40                 Current portion of long-term post-petition
                   debt (due within 12 months)                                                           $0
                                                                                     -----------------------
41                 Other:                                                                                $0
                            ------------------------------------                     -----------------------
42
                   ---------------------------------------------                     -----------------------
43
                   ---------------------------------------------                     -----------------------
44                 TOTAL CURRENT LIABILITIES                                                             $0
                                                                                     -----------------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                        $0
                                                                                     -----------------------
46                 TOTAL POST-PETITION LIABILITIES                                                       $0
                                                                                     -----------------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                 Secured claims                                       F                                $0
                                                                                     -----------------------
48                 Priority unsecured claims                            F                                $0
                                                                                     -----------------------
49                 General unsecured claims                             F                                $0
                                                                                     -----------------------
50                 TOTAL PRE-PETITION LIABILITIES                                                        $0
                                                                                     -----------------------
51                 TOTAL LIABILITIES                                                                     $0
                                                                                     -----------------------
    EQUITY (DEFICIT)

52           Retained Earnings/(Deficit) at time of filing                                               $0
                                                                                     -----------------------
53           Capital Stock                                                                               $0
                                                                                     -----------------------
54           Additional paid-in capital                                                                  $0
                                                                                     -----------------------
55           Cumulative profit/(loss) since filing of case                                               $0
                                                                                     -----------------------
56           Post-petition contributions/(distributions) or (draws)                                      $0
                                                                                     -----------------------
57
             ---------------------------------------------------                     -----------------------
58           Market value adjustment                                                                     $0
                                                                                     -----------------------
59                 TOTAL EQUITY (DEFICIT)                                                                $0
                                                                                     -----------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                               $0
                                                                                     =======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


RECEIVABLES AND PAYABLES AGINGS                     ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
                                                  [PRE AND POST PETITION]     [POST PETITION]     POST PETITION DEBT
                                                  -----------------------    ----------------     ------------------
    0 -30 Days                                                        $0                  $0
                                                   ----------------------    ----------------
    31-60 Days                                                        $0                  $0
                                                   ----------------------    ----------------
    61-90 Days                                                        $0                  $0                     $0
                                                   ----------------------    ----------------     ------------------
    91+ Days                                                          $0                  $0
                                                   ----------------------    ----------------
    Total accounts receivable/payable                                 $0                  $0
                                                   ----------------------    ================
    Allowance for doubtful accounts                                   $0
                                                   ----------------------
    Accounts receivable (net)                                         $0
                                                   ======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                          INVENTORY(IES)
                                            BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)         END OF MONTH        COST OF GOODS SOLD
----------------------------------        --------------       ------------------
                                                               INVENTORY BEGINNING OF MONTH                            $0
                                                                                                        ------------------
                                                               Add -
    Retail/Restaurants -                                         Net purchase                                          $0
                                                                                                        ------------------
      Product for resale                                $0       Direct labor                                          $0
                                  -------------------------                                             ------------------
                                                                 Manufacturing overhead                                $0
                                                                                                        ------------------
    Distribution -                                               Freight in                                            $0
                                                                                                        ------------------
      Products for resale                               $0       Other:                                                $0
                                  -------------------------                                             ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0     Less -
                                  -------------------------
      Finished goods                                    $0       Inventory End of Month                                $0
                                  -------------------------                                             ------------------
                                                                 Shrinkage                                             $0
                                                                                                        ------------------
    Other - Explain                                     $0       Personal Use                                          $0
                                  -------------------------                                             ------------------

    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
                  Yes [ ]    No [ ]
    How often do you take a complete physical inventory?       Valuation methods -
      Weekly          [ ]                                          FIFO cost                   [ ]
      Monthly         [ ]                                          LIFO cost                   [ ]
      Quarterly       [ ]                                          Lower of cost or market     [ ]
      Semi-annually   [ ]                                          Retail method               [ ]
      Annually        [ ]                                          Other                       [ ]
                                                                     Explain                   [ ]
Date of last physical inventory was   Not Applicable
                                      ---------------------    -----------------------------------------------------------

                                                               -----------------------------------------------------------
Date of next physical inventory is    Not Applicable
                                      ---------------------    -----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                            ----------------    --------------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST              MARKET VALUE
                                                                            ----------------    --------------------
Machinery & Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                               0-30 DAYS      31-60 DAYS     61-90 DAYS     91+ DAYS        TOTAL
                                          -------------   -------------   -----------   -----------   -------------
FEDERAL
       Income Tax Withholding                       $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       FICA - Employee                              $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       FICA - Employer                              $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Unemployment (FUTA)                          $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Income                                       $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Other (Attach List)                          $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Unemployment (UT)                            $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Disability Insurance (DI)                    $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Empl. Training Tax (ETT)                     $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Sales                                        $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Excise                                       $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Real property                                $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Personal property                            $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Income                                       $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
       Other (Attach List)                          $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0           $0              $0
                                          -------------   -------------   -----------   -----------   -------------
TOTAL TAXES                                         $0              $0             $0           $0              $0
                                          =============   =============   ===========   ===========   =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                                            CLAIMED       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                 AMOUNT       AMOUNT (b)
                                                                          -----------   -----------
       Secured claims (a)                                                          $0           $0
                                                                          -----------   -----------
       Priority claims other than taxes                                            $0           $0
                                                                          -----------   -----------
       Priority tax claims                                                         $0           $0
                                                                          -----------   -----------
       General unsecured claims                                                    $0           $0
                                                                          -----------   -----------

       (a)    List total amount of claims even it under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1       ACCOUNT 2       ACCOUNT 3    ACCOUNT 4
                                          ---------       ---------       ---------    ---------
Bank                                        None
                                        --------------- --------------- ------------ --------------
Account Type
                                        --------------- --------------- ------------ --------------
Account No.
                                        --------------- --------------- ------------ --------------
Account Purpose
                                        --------------- --------------- ------------ --------------
Balance, End of Month
                                        --------------- --------------- ------------ --------------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 07/31/01
                                              -------------

                                                                                    Actual                 Cumulative
                                                                                 Current Month            (Case to Date)
                                                                              -------------------        ------------------
    CASH RECEIPTS

1         Rent/Leases Collected                                                               $0                        $0
                                                                              -------------------        ------------------
2         Cash Received from Sales                                                            $0                        $0
                                                                              -------------------        ------------------
3         Interest Received                                                                   $0                        $0
                                                                              -------------------        ------------------
4         Borrowings                                                                          $0                        $0
                                                                              -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                                $0                        $0
                                                                              -------------------        ------------------
6         Capital Contributions                                                               $0                        $0
                                                                              -------------------        ------------------
7
          -------------------------------------------------------             -------------------        ------------------
8
          -------------------------------------------------------             -------------------        ------------------
9
          -------------------------------------------------------             -------------------        ------------------
10
          -------------------------------------------------------             -------------------        ------------------
11
          -------------------------------------------------------             -------------------        ------------------

12             TOTAL CASH RECEIPTS                                                            $0                        $0
                                                                              -------------------        ------------------
    CASH DISBURSEMENTS

13        Payments for Inventory                                                              $0                        $0
                                                                              -------------------        ------------------
14        Selling                                                                             $0                        $0
                                                                              -------------------        ------------------
15        Administrative                                                                      $0                        $0
                                                                              -------------------        ------------------
16        Capital Expenditures                                                                $0                        $0
                                                                              -------------------        ------------------
17        Principal Payments on Debt                                                          $0                        $0
                                                                              -------------------        ------------------
18        Interest Paid                                                                       $0                        $0
                                                                              -------------------        ------------------
          Rent/Lease:

19             Personal Property                                                              $0                        $0
                                                                              -------------------        ------------------
20             Real Property                                                                  $0                        $0
                                                                              -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)

21             Salaries                                                                       $0                        $0
                                                                              -------------------        ------------------
22             Draws                                                                          $0                        $0
                                                                              -------------------        ------------------
23             Commissions/Royalties                                                          $0                        $0
                                                                              -------------------        ------------------
24             Expense Reimbursements                                                         $0                        $0
                                                                              -------------------        ------------------
25             Other                                                                          $0                        $0
                                                                              -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                    $0                        $0
                                                                              -------------------        ------------------
27        Management Fees                                                                     $0                        $0
                                                                              -------------------        ------------------
          Taxes:
28             Employee Withholding                                                           $0                        $0
                                                                              -------------------        ------------------
29             Employer Payroll Taxes                                                         $0                        $0
                                                                              -------------------        ------------------
30             Real Property Taxes                                                            $0                        $0
                                                                              -------------------        ------------------
31             Other Taxes                                                                    $0                        $0
                                                                              -------------------        ------------------
32        Other Cash Outflows:                                                                $0                        $0
                                                                              -------------------        ------------------
33
               --------------------------------------------------             -------------------        ------------------
34
               --------------------------------------------------             -------------------        ------------------
35
               --------------------------------------------------             -------------------        ------------------
36
               --------------------------------------------------             -------------------        ------------------
37
               --------------------------------------------------             -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                      $0                        $0
                                                                              -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                           $0                        $0
                                                                              -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                         $0                        $0
                                                                              -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                               $0                        $0
                                                                              ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 07/31/01
                                              ------------


                                                                                          ACTUAL                 CUMULATIVE
                                                                                      CURRENT MONTH            (CASE TO DATE)
                                                                                   --------------------   -----------------------
CASH FLOWS FROM OPERATING ACTIVITIES

1         Cash Received from Sales                                                                  $0                        $0
                                                                                   --------------------   -----------------------
2         Rent/Leases Collected                                                                     $0                        $0
                                                                                   --------------------   -----------------------
3         Interest Received                                                                         $0                        $0
                                                                                   --------------------   -----------------------
4         Cash Paid to Suppliers                                                                    $0                        $0
                                                                                   --------------------   -----------------------
5         Cash Paid for Selling Expenses                                                            $0                        $0
                                                                                   --------------------   -----------------------
6         Cash Paid for Administrative Expenses                                                     $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                      $0                        $0
                                                                                   --------------------   -----------------------
8            Real Property                                                                          $0                        $0
                                                                                   --------------------   -----------------------
9         Cash Paid for Interest                                                                    $0                        $0
                                                                                   --------------------   -----------------------
10        Cash Paid for Net Payroll and Benefits                                                    $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                               $0                        $0
                                                                                   --------------------   -----------------------
12           Draws                                                                                  $0                        $0
                                                                                   --------------------   -----------------------
13           Commissions/Royalties                                                                  $0                        $0
                                                                                   --------------------   -----------------------
14           Expense Reimbursements                                                                 $0                        $0
                                                                                   --------------------   -----------------------
15           Other                                                                                  $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                   $0                        $0
                                                                                   --------------------   -----------------------
17           Employee Withholdings                                                                  $0                        $0
                                                                                   --------------------   -----------------------
18           Real Property Taxes                                                                    $0                        $0
                                                                                   --------------------   -----------------------
19           Other Taxes                                                                            $0                        $0
                                                                                   --------------------   -----------------------
20        Cash Paid for General Expenses                                                            $0                        $0
                                                                                   --------------------   -----------------------
21
          ---------------------------------------------------------------------    --------------------   -----------------------
22
          ---------------------------------------------------------------------    --------------------   -----------------------
23
          ---------------------------------------------------------------------    --------------------   -----------------------
24
          ---------------------------------------------------------------------    --------------------   -----------------------
25
          ---------------------------------------------------------------------    --------------------   -----------------------
26
          ---------------------------------------------------------------------    --------------------   -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
               BEFORE REORGANIZATION ITEMS                                                          $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                  $0                        $0
                                                                                   --------------------   -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                        $0                        $0
                                                                                   --------------------   -----------------------
30        U.S. Trustee Quarterly Fees                                                               $0                        $0
                                                                                   --------------------   -----------------------
31
          ---------------------------------------------------------------------    --------------------   -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       $0                        $0
                                                                                   --------------------   -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                      $0                        $0
                                                                                   --------------------   -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                   $0                        $0
                                                                                   --------------------   -----------------------
36
          ---------------------------------------------------------------------    --------------------   -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                       $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                          $0                        $0
                                                                                   --------------------   -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                             $0                        $0
                                                                                   --------------------   -----------------------
40        Capital Contributions                                                                     $0                        $0
                                                                                   --------------------   -----------------------
41        Principal Payments                                                                        $0                        $0
                                                                                   --------------------   -----------------------
42
          ---------------------------------------------------------------------    --------------------   -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       $0                        $0
                                                                                   --------------------   -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                        $0
                                                                                   --------------------   -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                $0                        $0
                                                                                   --------------------   -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                        $0
                                                                                   ====================   =======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA



In re:  Metricom New York, L.L.C.                                CASE NO.               01-53301
                                                                                    ------------------

                                                                 CHAPTER 11
                                                                 MONTHLY OPERATING REPORT
                                                                 (GENERAL BUSINESS CASE)

                                                 SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:          Jul-01                           PETITION DATE:            07/02/01
                           -----------                                              ------------------

1.     Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
       (or if checked here [  ]  the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
       Debtor). Dollars reported in $1
                                    --

2.     ASSET AND LIABILITY STRUCTURE                          END OF CURRENT MONTH  END OF PRIOR MONTH       AS OF PETITION FILING
                                                              --------------------  ------------------       ---------------------
       a.  Current Assets                                                    $0
                                                              ------------------    ------------------
       b.  Total Assets                                                      $0                                             $0
                                                              ------------------    ------------------       ------------------
       c.  Current Liabilities                                               $0
                                                              ------------------    ------------------
       d.  Total Liabilities                                                 $0                                             $0
                                                              ------------------    ------------------       -------------------

                                                                                                                 CUMULATIVE
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH     CURRENT MONTH          PRIOR MONTH             (CASE TO DATE)
                                                              ------------------    ------------------       ------------------
       a.  Total Receipts                                                    $0                                             $0
                                                              ------------------    ------------------       ------------------
       b.  Total Disbursements                                               $0                                             $0
                                                              ------------------    ------------------       ------------------
       c.  Excess (Deficiency) of Receipts Over
           Disbursements (a - b)                                             $0                                             $0
                                                              ------------------    ------------------       ------------------
       d.  Cash Balance Beginning of Month                                   $0                                             $0
                                                              ------------------    ------------------       ------------------
       e.  Cash Balance End of Month (c + d)                                 $0                                             $0
                                                              ------------------    ------------------       -------------------

                                                                                                                  CUMULATIVE
                                                                CURRENT MONTH          PRIOR MONTH              (CASE TO DATE)
                                                              ------------------    ------------------       ------------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        $0                                             $0
                                                              ------------------    ------------------       ------------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $0
                                                              ------------------    ------------------
6.     POST-PETITION LIABILITIES                                             $0
                                                              ------------------    ------------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                $0
                                                              ------------------    ------------------

AT THE END OF THIS REPORTING MONTH:                                                        YES                      NO
                                                                                           ---                      --
8.     Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of
       payee)                                                                                                        X
                                                                                    ------------------      ------------------

9.     Have any payments been made to professionals? (if yes, attach
       listing including date of payment, amount of payment and name of payee)                                       X
                                                                                    ------------------       ------------------

10.    If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                    ------------------

11.    Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount
       and reason for payment, and name of payee)                                                                    X
                                                                                    ------------------       ------------------

12.    Is the estate insured for replacement cost of assets and for general
       liability?                                                                           X
                                                                                    ------------------

13.    Are a plan and disclosure statement on file?                                                                  X
                                                                                    ------------------       ------------------

14.    Was there any post-petition borrowing during this reporting period?                                           X
                                                                                    ------------------       ------------------

15.    Check if paid: Post-petition taxes ____ ;      U.S. Trustee Quarterly Fees  ____ ;  Check if filing is current for:
                                                                                           Post-petition
       tax reporting and tax returns:     ____ .

       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
       Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:    08/20/01                                                                    /s/ David J. Pangburn
     -----------------                                                         ------------------------------------------------
                                                                               Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)

                          For the Month Ended    07/31/01
                                             ----------------


             CURRENT MONTH
--------------------------------------------
                                                                                                  CUMULATIVE           NEXT MONTH
   ACTUAL        FORECAST        VARIANCE                                                       (CASE TO DATE)          FORECAST
------------   ------------   --------------                                                   ------------------   ---------------
                                                 REVENUES:
         $0            $0                $0    1   Gross Sales                                               $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    2   less: Sales Returns & Allowances                          $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    3   Net Sales                                                 $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    4   less: Cost of Goods Sold     (Schedule 'B')               $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    5   Gross Profit                                              $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    6   Interest                                                  $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    7   Other Income:                                             $0                $0
------------   -----------    --------------                       ------------------------   ------------------   ---------------
                                               8
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
                                               9
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   10       TOTAL REVENUES                                        $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
                                                 EXPENSES:
         $0            $0                $0   11   Compensation to Owner(s)/Officer(s)                       $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   12   Salaries                                                  $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   13   Commissions                                               $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   14   Contract Labor                                            $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
                                                   Rent/Lease:
         $0            $0                $0   15       Personal Property                                     $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   16       Real Property                                         $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   17   Insurance                                                 $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   18   Management Fees                                           $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   19   Depreciation                                              $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
                                                   Taxes:
         $0            $0                $0   20       Employer Payroll Taxes                                $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   21       Real Property Taxes                                   $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   22       Other Taxes                                           $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   23   Other Selling                                             $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   24   Other Administrative                                      $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   25   Interest                                                  $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   26   Other Expenses:                                           $0                $0
------------   -----------    --------------                       ------------------------   ------------------   ---------------
         $0            $0                $0   27                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   28                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   29                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   30                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   31                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   32                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   33                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   34                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   35       TOTAL EXPENSES                                        $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   36 SUBTOTAL                                                    $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
                                                 REORGANIZATION ITEMS:
         $0            $0                $0   37   Professional Fees                                         $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   38   Provisions for Rejected Executory Contracts               $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   39   Interest Earned on Accumulated Cash from                  $0                $0
------------   ------------   ---------------      Resulting Chp 11 Case                       ------------------   ---------------

         $0            $0                $0   40   Gain or (Loss) from Sale of Equipment                     $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   41   U.S. Trustee Quarterly Fees                               $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   42                                                             $0                $0
------------   ------------   ---------------    ------------------------------------------    ------------------   ---------------
         $0            $0                $0   43       TOTAL REORGANIZATION ITEMS                            $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   45 Federal & State Income Taxes                                $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   46 NET PROFIT (LOSS)                                           $0                $0
============   ============    ==============                                                  ==================   ===============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                BALANCE SHEET
                           (GENERAL BUSINESS CASE)
                         FOR THE MONTH ENDED 07/31/01
                                             ------------------


    ASSETS
                                                                 FROM SCHEDULES            MARKET VALUE
                                                                 --------------      -----------------------
         CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                                                    $0
                                                                                     -----------------------
 2           Cash and cash equivalents - restricted                                                      $0
                                                                                     -----------------------
 3           Accounts receivable (net)                                  A                                $0
                                                                                     -----------------------
 4           Inventory                                                  B                                $0
                                                                                     -----------------------
 5           Prepaid expenses                                                                            $0
                                                                                     -----------------------
 6           Professional retainers                                                                      $0
                                                                                     -----------------------
 7           Other:                                                                                      $0
                   ---------------------------------------------                     -----------------------
 8
             ---------------------------------------------------                     -----------------------

 9                 TOTAL CURRENT ASSETS                                                                  $0
                                                                                     -----------------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                              C                                $0
                                                                                     -----------------------
11           Machinery and equipment                                    D                                $0
                                                                                     -----------------------
12           Furniture and fixtures                                     D                                $0
                                                                                     -----------------------
13           Office equipment                                           D                                $0
                                                                                     -----------------------
14           Leasehold improvements                                     D                                $0
                                                                                     -----------------------
15           Vehicles                                                   D                                $0
                                                                                     -----------------------
16           Other:                                                     D                                $0
                   ---------------------------------------------                     -----------------------
17                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
18                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
19                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
20                                                                      D                                $0
             ---------------------------------------------------                     -----------------------

21                 TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                     -----------------------
         OTHER ASSETS

22           Loans to shareholders                                                                       $0
                                                                                     -----------------------
23           Loans to affiliates                                                                         $0
                                                                                     -----------------------
24
             ---------------------------------------------------                     -----------------------
25
             ---------------------------------------------------                     -----------------------
26
             ---------------------------------------------------                     -----------------------
27
             ---------------------------------------------------                     -----------------------
28                 TOTAL OTHER ASSETS                                                                    $0
                                                                                     -----------------------
29                 TOTAL ASSETS                                                                          $0
                                                                                     =======================


    NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                            LIABILITIES AND EQUITY
                           (GENERAL BUSINESS CASE)

        LIABILITIES FROM SCHEDULES

             POST-PETITION

                 CURRENT LIABILITIES

    30                 Salaries and wages                                                                    $0
                                                                                         -----------------------
    31                 Payroll taxes                                                                         $0
                                                                                         -----------------------
    32                 Real and personal property taxes                                                      $0
                                                                                         -----------------------
    33                 Income taxes                                                                          $0
                                                                                         -----------------------
    34                 Sales taxes                                                                           $0
                                                                                         -----------------------
    35                 Notes payable (short term)                                                            $0
                                                                                         -----------------------
    36                 Accounts payable (trade)                             A                                $0
                                                                                         -----------------------
    37                 Real property lease arrearage                                                         $0
                                                                                         -----------------------
    38                 Personal property lease arrearage                                                     $0
                                                                                         -----------------------
    39                 Accrued professional fees                                                             $0
                                                                                         -----------------------
    40                 Current portion of long-term post-petition
                       debt (due within 12 months)                                                           $0
                                                                                         -----------------------
    41                 Other:                                                                                $0
                              --------------------------------------                     -----------------------
    42
                       ---------------------------------------------                     -----------------------
    43
                       ---------------------------------------------                     -----------------------
    44                 TOTAL CURRENT LIABILITIES                                                             $0
                                                                                         -----------------------
    45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                        $0
                                                                                         -----------------------
    46                 TOTAL POST-PETITION LIABILITIES                                                       $0
                                                                                         -----------------------
             PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

    47                 Secured claims                                       F                                $0
                                                                                         -----------------------
    48                 Priority unsecured claims                            F                                $0
                                                                                         -----------------------
    49                 General unsecured claims                             F                                $0
                                                                                         -----------------------
    50                 TOTAL PRE-PETITION LIABILITIES                                                        $0
                                                                                         -----------------------
    51                 TOTAL LIABILITIES                                                                     $0
                                                                                         -----------------------
        EQUITY (DEFICIT)

    52           Retained Earnings/(Deficit) at time of filing                                               $0
                                                                                         -----------------------
    53           Capital Stock                                                                               $0
                                                                                         -----------------------
    54           Additional paid-in capital                                                                  $0
                                                                                         -----------------------
    55           Cumulative profit/(loss) since filing of case                                               $0
                                                                                         -----------------------
    56           Post-petition contributions/(distributions) or (draws)                                      $0
                                                                                         -----------------------
    57
                 ---------------------------------------------------                     -----------------------
    58           Market value adjustment                                                                     $0
                                                                                         -----------------------
    59                 TOTAL EQUITY (DEFICIT)                                                                $0
                                                                                         -----------------------
    60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                               $0
                                                                                         =======================

                        SCHEDULES TO THE BALANCE SHEET
                           (GENERAL BUSINESS CASE)

                                  SCHEDULE A
                    ACCOUNTS RECEIVABLE AND (NET) PAYABLE



                                                 ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS                [PRE AND POST PETITION]      [POST PETITION]         POST PETITION DEBT
                                               -----------------------      ----------------        ------------------
    0 -30 Days                                                     $0                    $0
                                                ----------------------      ----------------
    31-60 Days                                                     $0                    $0
                                                ----------------------      ----------------
    61-90 Days                                                     $0                    $0                        $0
                                                ----------------------      ----------------           ----------------
    91+ Days                                                       $0                    $0
                                                ----------------------      ----------------
    Total accounts receivable/payable                              $0                    $0
                                                ----------------------      ================
    Allowance for doubtful accounts                                $0
                                                ----------------------
    Accounts receivable (net)                                      $0
                                                ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                          INVENTORY(IES)
                                            BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)         END OF MONTH        COST OF GOODS SOLD
----------------------------------        --------------       ------------------
                                                               INVENTORY BEGINNING OF MONTH                            $0
                                                                                                        ------------------
                                                               Add -
    Retail/Restaurants -                                         Net purchase                                          $0
                                                                                                        ------------------
      Product for resale                                $0       Direct labor                                          $0
                                      ---------------------                                             ------------------
                                                                 Manufacturing overhead                                $0
                                                                                                        ------------------
    Distribution -                                               Freight in                                            $0
                                                                                                        ------------------
      Products for resale                               $0       Other:                                                $0
                                      ---------------------                                             ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials                                     $0
                                      ---------------------
      Work-in-progress                                  $0     Less -
                                      ---------------------
      Finished goods                                    $0       Inventory End of Month                                $0
                                      ---------------------                                             ------------------
                                                                 Shrinkage                                             $0
                                                                                                        ------------------
    Other - Explain                                     $0       Personal Use                                          $0
                                      ---------------------                                             ------------------

    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                      =====================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
              Yes [ ]    No [ ]

    How often do you take a complete physical inventory?       Valuation methods -
                                                                   FIFO cost                       [ ]
      Weekly          [ ]                                          LIFO cost                       [ ]
      Monthly         [ ]                                          Lower of cost or market         [ ]
      Quarterly       [ ]                                          Retail method                   [ ]
      Semi-annually   [ ]                                          Other                           [ ]
      Annually        [ ]                                            Explain                       [ ]
Date of last physical inventory was  Not Applicable
                                     -------------------------   ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is   Not Applicable
                                     -------------------------   ---------------------------------------------------------

                                  SCHEDULE C
                                REAL PROPERTY


Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                  SCHEDULE D
                           OTHER DEPRECIABLE ASSETS


Description                                                                      COST              MARKET VALUE
-----------                                                                      ----              ------------
Machinery & Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                  SCHEDULE E
                         AGING OF POST-PETITION TAXES
                 (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                              0-30 DAYS       31-60 DAYS     61-90 DAYS     91+ DAYS         TOTAL
                                        --------------- --------------- --------------  -----------   -------------
FEDERAL
       Income Tax Withholding                       $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       FICA - Employee                              $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       FICA - Employer                              $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Unemployment (FUTA)                          $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Income                                       $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Other (Attach List)                          $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Unemployment (UT)                            $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Disability Insurance (DI)                    $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Empl. Training Tax (ETT)                     $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Sales                                        $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Excise                                       $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Real property                                $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Personal property                            $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Income                                       $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Other (Attach List)                          $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
TOTAL TAXES                                         $0              $0             $0           $0              $0
                                        =============== =============== ==============  ===========   =============


                                  SCHEDULE F
                           PRE-PETITION LIABILITIES


                                                                             CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                   AMOUNT         AMOUNT (b)
-------------------------------------------                                 ----------       ----------
       Secured claims  (a)                                                         $0            $0
                                                                             ----------      ----------
       Priority claims other than taxes                                            $0            $0
                                                                             ----------      ----------
       Priority tax claims                                                         $0            $0
                                                                             ----------      ----------
       General unsecured claims                                                    $0            $0
                                                                             ----------      ----------

        (a)     List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                           ACCOUNT 1         ACCOUNT 2         ACCOUNT 3         ACCOUNT 4
                                        ---------------   ---------------   ---------------   ---------------
Bank                                         None
                                        ---------------   ---------------   ---------------   ---------------
Account Type
                                        ---------------   ---------------   ---------------   ---------------
Account No.
                                        ---------------   ---------------   ---------------   ---------------
Account Purpose
                                        ---------------   ---------------   ---------------   ---------------
Balance, End of Month
                                        ---------------   ---------------   ---------------   ---------------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 07/31/01
                                              -------------


                                                                                   Actual                    Cumulative
                                                                                Current Month              (Case to Date)
                                                                              -------------------        ------------------
    CASH RECEIPTS

1         Rent/Leases Collected                                                               $0                        $0
                                                                              -------------------        ------------------
2         Cash Received from Sales                                                            $0                        $0
                                                                              -------------------        ------------------
3         Interest Received                                                                   $0                        $0
                                                                              -------------------        ------------------
4         Borrowings                                                                          $0                        $0
                                                                              -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                                $0                        $0
                                                                              -------------------        ------------------
6         Capital Contributions                                                               $0                        $0
                                                                              -------------------        ------------------
7
          -------------------------------------------------------             -------------------        ------------------
8
          -------------------------------------------------------             -------------------        ------------------
9
          -------------------------------------------------------             -------------------        ------------------
10
          -------------------------------------------------------             -------------------        ------------------
11
                                                                              -------------------        ------------------
12             TOTAL CASH RECEIPTS                                                            $0                        $0
                                                                              -------------------        ------------------
    CASH DISBURSEMENTS

13        Payments for Inventory                                                              $0                        $0
                                                                              -------------------        ------------------
14        Selling                                                                             $0                        $0
                                                                              -------------------        ------------------
15        Administrative                                                                      $0                        $0
                                                                              -------------------        ------------------
16        Capital Expenditures                                                                $0                        $0
                                                                              -------------------        ------------------
17        Principal Payments on Debt                                                          $0                        $0
                                                                              -------------------        ------------------
18        Interest Paid                                                                       $0                        $0
                                                                              -------------------        ------------------
          Rent/Lease:
19             Personal Property                                                              $0                        $0
                                                                              -------------------        ------------------
20             Real Property                                                                  $0                        $0
                                                                              -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                       $0                        $0
                                                                              -------------------        ------------------
22             Draws                                                                          $0                        $0
                                                                              -------------------        ------------------
23             Commissions/Royalties                                                          $0                        $0
                                                                              -------------------        ------------------
24             Expense Reimbursements                                                         $0                        $0
                                                                              -------------------        ------------------
25             Other                                                                          $0                        $0
                                                                              -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                    $0                        $0
                                                                              -------------------        ------------------
27        Management Fees                                                                     $0                        $0
                                                                              -------------------        ------------------
          Taxes:
28             Employee Withholding                                                           $0                        $0
                                                                              -------------------        ------------------
29             Employer Payroll Taxes                                                         $0                        $0
                                                                              -------------------        ------------------
30             Real Property Taxes                                                            $0                        $0
                                                                              -------------------        ------------------
31             Other Taxes                                                                    $0                        $0
                                                                              -------------------        ------------------
32        Other Cash Outflows:                                                                $0                        $0
                                                                              -------------------        ------------------
33
               --------------------------------------------------             -------------------        ------------------
34
               --------------------------------------------------             -------------------        ------------------
35
               --------------------------------------------------             -------------------        ------------------
36
               --------------------------------------------------             -------------------        ------------------
37
                                                                              -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                      $0                        $0
                                                                              -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                           $0                        $0
                                                                              -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                         $0                        $0
                                                                              -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                               $0                        $0
                                                                              ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   07/31/01
                                              ------------

                                                                                          ACTUAL                 CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                             CURRENT MONTH            (CASE TO DATE)
                                                                                    --------------------   -----------------------
          Cash Received from Sales                                                                   $0                        $0
                                                                                    --------------------   -----------------------
2         Rent/Leases Collected                                                                      $0                        $0
                                                                                    --------------------   -----------------------
3         Interest Received                                                                          $0                        $0
                                                                                    --------------------   -----------------------
4         Cash Paid to Suppliers                                                                     $0                        $0
                                                                                    --------------------   -----------------------
5         Cash Paid for Selling Expenses                                                             $0                        $0
                                                                                    --------------------   -----------------------
6         Cash Paid for Administrative Expenses                                                      $0                        $0
                                                                                    --------------------   -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                       $0                        $0
                                                                                    --------------------   -----------------------
8            Real Property                                                                           $0                        $0
                                                                                    --------------------   -----------------------
9         Cash Paid for Interest                                                                     $0                        $0
                                                                                    --------------------   -----------------------
10        Cash Paid for Net Payroll and Benefits                                                     $0                        $0
                                                                                    --------------------   -----------------------
          Cash Paid to Owner(s)/Officer(s)

11           Salaries                                                                                $0                        $0
                                                                                    --------------------   -----------------------
12           Draws                                                                                   $0                        $0
                                                                                    --------------------   -----------------------
13           Commissions/Royalties                                                                   $0                        $0
                                                                                    --------------------   -----------------------
14           Expense Reimbursements                                                                  $0                        $0
                                                                                    --------------------   -----------------------
15           Other                                                                                   $0                        $0
                                                                                    --------------------   -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.

16           Employer Payroll Tax                                                                    $0                        $0
                                                                                    --------------------   -----------------------
17           Employee Withholdings                                                                   $0                        $0
                                                                                    --------------------   -----------------------
18           Real Property Taxes                                                                     $0                        $0
                                                                                    --------------------   -----------------------
19           Other Taxes                                                                             $0                        $0
                                                                                    --------------------   -----------------------
20        Cash Paid for General Expenses                                                             $0                        $0
                                                                                    --------------------   -----------------------
21
          ---------------------------------------------------------------------     --------------------   -----------------------
22
          ---------------------------------------------------------------------     --------------------   -----------------------
23
          ---------------------------------------------------------------------     --------------------   -----------------------
24
          ---------------------------------------------------------------------     --------------------   -----------------------
25
          ---------------------------------------------------------------------     --------------------   -----------------------
26
          ---------------------------------------------------------------------     --------------------   -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
               BEFORE REORGANIZATION ITEMS                                                           $0                        $0
                                                                                    --------------------   -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                   $0                        $0
                                                                                    --------------------   -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                         $0                        $0
                                                                                    --------------------   -----------------------
30        U.S. Trustee Quarterly Fees                                                                $0                        $0
                                                                                    --------------------   -----------------------
31
          ---------------------------------------------------------------------     --------------------   -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        $0                        $0
                                                                                    --------------------   -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      $0                        $0
                                                                                    --------------------   -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                       $0                        $0
                                                                                    --------------------   -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                    $0                        $0
                                                                                    --------------------   -----------------------
36
          ---------------------------------------------------------------------     --------------------   -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $0                        $0
                                                                                    --------------------   -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                           $0                        $0
                                                                                    --------------------   -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                              $0                        $0
                                                                                    --------------------   -----------------------
40        Capital Contributions                                                                      $0                        $0
                                                                                    --------------------   -----------------------
41        Principal Payments                                                                         $0                        $0
                                                                                    --------------------   -----------------------
42
          ---------------------------------------------------------------------     --------------------   -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0                        $0
                                                                                    --------------------   -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            $0                        $0
                                                                                    --------------------   -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                 $0                        $0
                                                                                    --------------------   -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                       $0                        $0
                                                                                    ====================   =======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA



In re:  Metricom Investments DC, Inc.                            CASE NO.               01-53302
                                                                                    ------------------

                                                                 CHAPTER 11
                                                                 MONTHLY OPERATING REPORT
                                                                 (GENERAL BUSINESS CASE)


                                                 SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:          Jul-01                           PETITION DATE:            07/02/01
                           -----------                                              ------------------

1.     Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
       (or if checked here [  ]  the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
       Debtor). Dollars reported in $1
                                    --

2.     ASSET AND LIABILITY STRUCTURE                          END OF CURRENT MONTH  END OF PRIOR MONTH       AS OF PETITION FILING
                                                              --------------------  ------------------       ---------------------
       a.  Current Assets                                                    $0
                                                              ------------------    ------------------
       b.  Total Assets                                                      $0                                             $0
                                                              ------------------    ------------------       ------------------
       c.  Current Liabilities                                               $0
                                                              ------------------    ------------------
       d.  Total Liabilities                                                 $0                                             $0
                                                              ------------------    ------------------       -------------------

                                                                                                                 CUMULATIVE
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH     CURRENT MONTH          PRIOR MONTH             (CASE TO DATE)
                                                              ------------------    ------------------       ------------------
       a.  Total Receipts                                                    $0                                             $0
                                                              ------------------    ------------------       ------------------
       b.  Total Disbursements                                               $0                                             $0
                                                              ------------------    ------------------       ------------------
       c.  Excess (Deficiency) of Receipts Over
           Disbursements (a - b)                                             $0                                             $0
                                                              ------------------    ------------------       ------------------
       d.  Cash Balance Beginning of Month                                   $0                                             $0
                                                              ------------------    ------------------       ------------------
       e.  Cash Balance End of Month (c + d)                                 $0                                             $0
                                                              ------------------    ------------------       -------------------

                                                                                                                  CUMULATIVE
                                                                CURRENT MONTH          PRIOR MONTH              (CASE TO DATE)
                                                                -------------          -----------              --------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        $0                                             $0
                                                              ------------------    ------------------       ------------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $0
                                                              ------------------    ------------------
6.     POST-PETITION LIABILITIES                                             $0
                                                              ------------------    ------------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                $0
                                                              ------------------    ------------------

AT THE END OF THIS REPORTING MONTH:                                                        YES                      NO
                                                                                           ---                      --
8.     Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of
       payee)                                                                                                        X
                                                                                    ------------------      ------------------

9.     Have any payments been made to professionals? (if yes, attach
       listing including date of payment, amount of payment and name of payee)                                       X
                                                                                    ------------------       ------------------

10.    If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                    ------------------

11.    Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount
       and reason for payment, and name of payee)                                                                    X
                                                                                    ------------------       ------------------
12.    Is the estate insured for replacement cost of assets and for general
       liability?                                                                           X
                                                                                    ------------------       ------------------

13.    Are a plan and disclosure statement on file?                                                                  X
                                                                                    ------------------       ------------------

14.    Was there any post-petition borrowing during this reporting period?                                           X
                                                                                    ------------------       ------------------

15.    Check if paid: Post-petition taxes ____ ;      U.S. Trustee Quarterly Fees  ____ ;  Check if filing is current for:
                                                                                           Post-petition
       tax reporting and tax returns:     ____ .

       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
       Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:   08/20/01                                                                     /s/ David J. Pangburn
     -----------------                                                         ------------------------------------------------
                                                                               Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended    07/31/01
                                             ----------------


             CURRENT MONTH
--------------------------------------------
                                                                                                  CUMULATIVE           NEXT MONTH
   ACTUAL        FORECAST        VARIANCE                                                       (CASE TO DATE)          FORECAST
------------   ------------   --------------                                                   ------------------   ---------------
                                                 REVENUES:
         $0            $0                $0    1   Gross Sales                                               $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    2   less: Sales Returns & Allowances                          $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    3   Net Sales                                                 $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    4   less: Cost of Goods Sold     (Schedule 'B')               $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    5   Gross Profit                                              $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    6   Interest                                                  $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0    7   Other Income:                                             $0                $0
------------   -----------    --------------                       ------------------------   ------------------   ---------------
                                               8
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
                                               9
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   10       TOTAL REVENUES                                        $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
                                                 EXPENSES:
         $0            $0                $0   11   Compensation to Owner(s)/Officer(s)                       $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   12   Salaries                                                  $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   13   Commissions                                               $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   14   Contract Labor                                            $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   15   Rent/Lease:                                               $0                $0
                                                       Personal Property
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   16       Real Property                                         $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   17   Insurance                                                 $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   18   Management Fees                                           $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   19   Depreciation                                              $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   20   Taxes:                                                    $0                $0
                                                       Employer Payroll Taxes
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   21       Real Property Taxes                                   $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   22       Other Taxes                                           $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   23   Other Selling                                             $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   24   Other Administrative                                      $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   25   Interest                                                  $0                $0
------------   ------------   --------------                                                   ------------------   ---------------
         $0            $0                $0   26   Other Expenses:                                           $0                $0
------------   -----------    --------------                       ------------------------   ------------------   ---------------
         $0            $0                $0   27                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   28                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   29                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   30                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   31                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   32                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   33                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   34                                                             $0                $0
------------   -----------    --------------     ------------------------------------------   ------------------   ---------------
         $0            $0                $0   35       TOTAL EXPENSES                                        $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   36 SUBTOTAL                                                    $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
                                                 REORGANIZATION ITEMS:
         $0            $0                $0   37   Professional Fees                                         $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   38   Provisions for Rejected Executory Contracts               $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   39   Interest Earned on Accumulated Cash from                  $0                $0
------------   ------------   ---------------      Resulting Chp 11 Case                       ------------------   ---------------

         $0            $0                $0   40   Gain or (Loss) from Sale of Equipment                     $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   41   U.S. Trustee Quarterly Fees                               $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   42                                                             $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   43        TOTAL REORGANIZATION ITEMS                           $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES             $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   45   Federal & State Income Taxes                              $0                $0
------------   ------------   ---------------                                                  ------------------   ---------------
         $0            $0                $0   46 NET PROFIT (LOSS)                                           $0                $0
============   ============    ==============                                                  ==================   ===============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED      07/31/01
                                         ------------------

    ASSETS
                                                                 FROM SCHEDULES           MARKET VALUE
                                                                 --------------      -----------------------
         CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                                                    $0
                                                                                     -----------------------
 2           Cash and cash equivalents - restricted                                                      $0
                                                                                     -----------------------
 3           Accounts receivable (net)                                  A                                $0
                                                                                     -----------------------
 4           Inventory                                                  B                                $0
                                                                                     -----------------------
 5           Prepaid expenses                                                                            $0
                                                                                     -----------------------
 6           Professional retainers                                                                      $0
                                                                                     -----------------------
 7           Other:                                                                                      $0
                   ---------------------------------------------                     -----------------------
 8
             ---------------------------------------------------                     -----------------------
 9                 TOTAL CURRENT ASSETS                                                                  $0
                                                                                     -----------------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                              C                                $0
                                                                                     -----------------------
11           Machinery and equipment                                    D                                $0
                                                                                     -----------------------
12           Furniture and fixtures                                     D                                $0
                                                                                     -----------------------
13           Office equipment                                           D                                $0
                                                                                     -----------------------
14           Leasehold improvements                                     D                                $0
                                                                                     -----------------------
15           Vehicles                                                   D                                $0
                                                                                     -----------------------
16           Other:                                                     D                                $0
                   ---------------------------------------------                     -----------------------
17                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
18                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
19                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
20                                                                      D                                $0
             ---------------------------------------------------                     -----------------------

21                 TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                     -----------------------
         OTHER ASSETS

22           Loans to shareholders                                                                       $0
                                                                                     -----------------------
23           Loans to affiliates                                                                         $0
                                                                                     -----------------------
24
             ---------------------------------------------------                     -----------------------
25
             ---------------------------------------------------                     -----------------------
26
             ---------------------------------------------------                     -----------------------
27
             ---------------------------------------------------                     -----------------------

28                 TOTAL OTHER ASSETS                                                                    $0
                                                                                     -----------------------

29                 TOTAL ASSETS                                                                          $0
                                                                                     =======================

    NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

         POST-PETITION

             CURRENT LIABILITIES

30                 Salaries and wages                                                                    $0
                                                                                     -----------------------
31                 Payroll taxes                                                                         $0
                                                                                     -----------------------
32                 Real and personal property taxes                                                      $0
                                                                                     -----------------------
33                 Income taxes                                                                          $0
                                                                                     -----------------------
34                 Sales taxes                                                                           $0
                                                                                     -----------------------
35                 Notes payable (short term)                                                            $0
                                                                                     -----------------------
36                 Accounts payable (trade)                             A                                $0
                                                                                     -----------------------
37                 Real property lease arrearage                                                         $0
                                                                                     -----------------------
38                 Personal property lease arrearage                                                     $0
                                                                                     -----------------------
39                 Accrued professional fees                                                             $0
                                                                                     -----------------------
40                 Current portion of long-term post-petition
                   debt (due within 12 months)                                                           $0
                                                                                     -----------------------
41                 Other:                                                                                $0
                            ------------------------------------                     -----------------------
42
                   ---------------------------------------------                     -----------------------
43
                   ---------------------------------------------                     -----------------------

44                 TOTAL CURRENT LIABILITIES                                                             $0
                                                                                     -----------------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                        $0
                                                                                     -----------------------
46                 TOTAL POST-PETITION LIABILITIES                                                       $0
                                                                                     -----------------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                 Secured claims                                       F                                $0
                                                                                     -----------------------
48                 Priority unsecured claims                            F                                $0
                                                                                     -----------------------
49                 General unsecured claims                             F                                $0
                                                                                     -----------------------
50                 TOTAL PRE-PETITION LIABILITIES                                                        $0
                                                                                     -----------------------
51                 TOTAL LIABILITIES                                                                     $0
                                                                                     -----------------------
    EQUITY (DEFICIT)

52           Retained Earnings/(Deficit) at time of filing                                               $0
                                                                                     -----------------------
53           Capital Stock                                                                               $0
                                                                                     -----------------------
54           Additional paid-in capital                                                                  $0
                                                                                     -----------------------
55           Cumulative profit/(loss) since filing of case                                               $0
                                                                                     -----------------------
56           Post-petition contributions/(distributions) or (draws)                                      $0
                                                                                     -----------------------
57
             ---------------------------------------------------                     -----------------------
58           Market value adjustment                                                                     $0
                                                                                     -----------------------
59                 TOTAL EQUITY (DEFICIT)                                                                $0
                                                                                     -----------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                               $0
                                                                                     =======================

                        SCHEDULES TO THE BALANCE SHEET
                           (GENERAL BUSINESS CASE)

                                  SCHEDULE A
                    ACCOUNTS RECEIVABLE AND (NET) PAYABLE



                                                 ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS                [PRE AND POST PETITION]      [POST PETITION]         POST PETITION DEBT
                                               -----------------------      ----------------        ------------------
    0 -30 Days                                                     $0                    $0
                                                ----------------------      ----------------
    31-60 Days                                                     $0                    $0
                                                ----------------------      ----------------
    61-90 Days                                                     $0                    $0                        $0
                                                ----------------------      ----------------           ----------------
    91+ Days                                                       $0                    $0
                                                ----------------------      ----------------
    Total accounts receivable/payable                              $0                    $0
                                                ----------------------      ================
    Allowance for doubtful accounts                                $0
                                                ----------------------
    Accounts receivable (net)                                      $0
                                                ======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                          INVENTORY(IES)
                                            BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)         END OF MONTH        COST OF GOODS SOLD
----------------------------------        --------------       ------------------
                                                               INVENTORY BEGINNING OF MONTH                            $0
                                                                                                        ------------------
                                                               Add -
    Retail/Restaurants -                                         Net purchase                                          $0
                                                                                                        ------------------
      Product for resale                                $0       Direct labor                                          $0
                                      ---------------------                                             ------------------
                                                                 Manufacturing overhead                                $0
                                                                                                        ------------------
    Distribution -                                               Freight in                                            $0
                                                                                                        ------------------
      Products for resale                               $0       Other:                                                $0
                                      ---------------------                                             ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials                                     $0
                                      ---------------------
      Work-in-progress                                  $0     Less -
                                      ---------------------
      Finished goods                                    $0       Inventory End of Month                                $0
                                      ---------------------                                             ------------------
                                                                 Shrinkage                                             $0
                                                                                                        ------------------
    Other - Explain                                     $0       Personal Use                                          $0
                                      ---------------------                                             ------------------

    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                      =====================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
              Yes [ ]    No [ ]

    How often do you take a complete physical inventory?       Valuation methods -
                                                                   FIFO cost                       [ ]
      Weekly          [ ]                                          LIFO cost                       [ ]
      Monthly         [ ]                                          Lower of cost or market         [ ]
      Quarterly       [ ]                                          Retail method                   [ ]
      Semi-annually   [ ]                                          Other                           [ ]
      Annually        [ ]                                            Explain                       [ ]
Date of last physical inventory was  Not Applicable
                                     -------------------------   ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is   Not Applicable
                                     -------------------------   ---------------------------------------------------------

                                  SCHEDULE C
                                REAL PROPERTY


Description                                                                      COST              MARKET VALUE
                                                                            ----------------    --------------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================


                                  SCHEDULE D
                           OTHER DEPRECIABLE ASSETS


Description                                                                      COST              MARKET VALUE
                                                                            ----------------    --------------------
Machinery & Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                  SCHEDULE E
                         AGING OF POST-PETITION TAXES
                 (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS       31-60 DAYS     61-90 DAYS     91+ DAYS         TOTAL
                                        --------------- --------------- --------------  -----------   -------------
FEDERAL
       Income Tax Withholding                       $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       FICA - Employee                              $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       FICA - Employer                              $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Unemployment (FUTA)                          $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Income                                       $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Other (Attach List)                          $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Unemployment (UT)                            $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Disability Insurance (DI)                    $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Empl. Training Tax (ETT)                     $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Sales                                        $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Excise                                       $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Real property                                $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Personal property                            $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Income                                       $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
       Other (Attach List)                          $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
TOTAL TAXES                                         $0              $0             $0           $0              $0
                                        =============== =============== ==============  ===========   =============

                                  SCHEDULE F
                           PRE-PETITION LIABILITIES

                                                                             CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                   AMOUNT         AMOUNT (b)
-------------------------------------------                                 ----------       ----------
       Secured claims  (a)                                                         $0            $0
                                                                             ----------      ----------
       Priority claims other than taxes                                            $0            $0
                                                                             ----------      ----------
       Priority tax claims                                                         $0            $0
                                                                             ----------      ----------
       General unsecured claims                                                    $0            $0
                                                                             ----------      ----------

        (a)     List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1         ACCOUNT 2         ACCOUNT 3         ACCOUNT 4
                                        ---------------   ---------------   ---------------   ---------------
Bank                                         None
                                        ---------------   ---------------   ---------------   ---------------
Account Type
                                        ---------------   ---------------   ---------------   ---------------
Account No.
                                        ---------------   ---------------   ---------------   ---------------
Account Purpose
                                        ---------------   ---------------   ---------------   ---------------
Balance, End of Month
                                        ---------------   ---------------   ---------------   ---------------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 07/31/01
                                              -------------



                                                                                   Actual                    Cumulative
                                                                                Current Month              (Case to Date)
                                                                              -------------------        ------------------
    CASH RECEIPTS

1         Rent/Leases Collected                                                               $0                        $0
                                                                              -------------------        ------------------
2         Cash Received from Sales                                                            $0                        $0
                                                                              -------------------        ------------------
3         Interest Received                                                                   $0                        $0
                                                                              -------------------        ------------------
4         Borrowings                                                                          $0                        $0
                                                                              -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                                $0                        $0
                                                                              -------------------        ------------------
6         Capital Contributions                                                               $0                        $0
                                                                              -------------------        ------------------
7
          -------------------------------------------------------             -------------------        ------------------
8
          -------------------------------------------------------             -------------------        ------------------
9
          -------------------------------------------------------             -------------------        ------------------
10
          -------------------------------------------------------             -------------------        ------------------
11
                                                                              -------------------        ------------------
12             TOTAL CASH RECEIPTS                                                            $0                        $0
                                                                              -------------------        ------------------
    CASH DISBURSEMENTS

13        Payments for Inventory                                                              $0                        $0
                                                                              -------------------        ------------------
14        Selling                                                                             $0                        $0
                                                                              -------------------        ------------------
15        Administrative                                                                      $0                        $0
                                                                              -------------------        ------------------
16        Capital Expenditures                                                                $0                        $0
                                                                              -------------------        ------------------
17        Principal Payments on Debt                                                          $0                        $0
                                                                              -------------------        ------------------
18        Interest Paid                                                                       $0                        $0
                                                                              -------------------        ------------------
          Rent/Lease:
19             Personal Property                                                              $0                        $0
                                                                              -------------------        ------------------
20             Real Property                                                                  $0                        $0
                                                                              -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                       $0                        $0
                                                                              -------------------        ------------------
22             Draws                                                                          $0                        $0
                                                                              -------------------        ------------------
23             Commissions/Royalties                                                          $0                        $0
                                                                              -------------------        ------------------
24             Expense Reimbursements                                                         $0                        $0
                                                                              -------------------        ------------------
25             Other                                                                          $0                        $0
                                                                              -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                    $0                        $0
                                                                              -------------------        ------------------
27        Management Fees                                                                     $0                        $0
                                                                              -------------------        ------------------
          Taxes:
28             Employee Withholding                                                           $0                        $0
                                                                              -------------------        ------------------
29             Employer Payroll Taxes                                                         $0                        $0
                                                                              -------------------        ------------------
30             Real Property Taxes                                                            $0                        $0
                                                                              -------------------        ------------------
31             Other Taxes                                                                    $0                        $0
                                                                              -------------------        ------------------
32        Other Cash Outflows:                                                                $0                        $0
                                                                              -------------------        ------------------
33
               --------------------------------------------------             -------------------        ------------------
34
               --------------------------------------------------             -------------------        ------------------
35
               --------------------------------------------------             -------------------        ------------------
36
               --------------------------------------------------             -------------------        ------------------
37
                                                                              -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                      $0                        $0
                                                                              -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                           $0                        $0
                                                                              -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                         $0                        $0
                                                                              -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                               $0                        $0
                                                                              ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   07/31/01
                                              ------------

                                                                                          ACTUAL                 CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                              CURRENT MONTH           (CASE TO DATE)
                                                                                    --------------------   -----------------------

1         Cash Received from Sales                                                                   $0                        $0

                                                                                    --------------------   -----------------------
2         Rent/Leases Collected                                                                      $0                        $0
                                                                                    --------------------   -----------------------
3         Interest Received                                                                          $0                        $0
                                                                                    --------------------   -----------------------
4         Cash Paid to Suppliers                                                                     $0                        $0
                                                                                    --------------------   -----------------------
5         Cash Paid for Selling Expenses                                                             $0                        $0
                                                                                    --------------------   -----------------------
6         Cash Paid for Administrative Expenses                                                      $0                        $0
                                                                                    --------------------   -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                       $0                        $0
                                                                                    --------------------   -----------------------
8            Real Property                                                                           $0                        $0
                                                                                    --------------------   -----------------------
9         Cash Paid for Interest                                                                     $0                        $0
                                                                                    --------------------   -----------------------
10        Cash Paid for Net Payroll and Benefits                                                     $0                        $0
                                                                                    --------------------   -----------------------
          Cash Paid to Owner(s)/Officer(s)

11           Salaries                                                                                $0                        $0
                                                                                    --------------------   -----------------------
12           Draws                                                                                   $0                        $0
                                                                                    --------------------   -----------------------
13           Commissions/Royalties                                                                   $0                        $0
                                                                                    --------------------   -----------------------
14           Expense Reimbursements                                                                  $0                        $0
                                                                                    --------------------   -----------------------
15           Other                                                                                   $0                        $0
                                                                                    --------------------   -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.

16           Employer Payroll Tax                                                                    $0                        $0
                                                                                    --------------------   -----------------------
17           Employee Withholdings                                                                   $0                        $0
                                                                                    --------------------   -----------------------
18           Real Property Taxes                                                                     $0                        $0
                                                                                    --------------------   -----------------------
19           Other Taxes                                                                             $0                        $0
                                                                                    --------------------   -----------------------
20        Cash Paid for General Expenses                                                             $0                        $0
                                                                                    --------------------   -----------------------
21
          ---------------------------------------------------------------------     --------------------   -----------------------
22
          ---------------------------------------------------------------------     --------------------   -----------------------
23
          ---------------------------------------------------------------------     --------------------   -----------------------
24
          ---------------------------------------------------------------------     --------------------   -----------------------
25
          ---------------------------------------------------------------------     --------------------   -----------------------
26
          ---------------------------------------------------------------------     --------------------   -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
               BEFORE REORGANIZATION ITEMS                                                           $0                        $0
                                                                                    --------------------   -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                   $0                        $0
                                                                                    --------------------   -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                         $0                        $0
                                                                                    --------------------   -----------------------
30        U.S. Trustee Quarterly Fees                                                                $0                        $0
                                                                                    --------------------   -----------------------
31
          ---------------------------------------------------------------------     --------------------   -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        $0                        $0
                                                                                    --------------------   -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      $0                        $0
                                                                                    --------------------   -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                       $0                        $0
                                                                                    --------------------   -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                    $0                        $0
                                                                                    --------------------   -----------------------
36
          ---------------------------------------------------------------------     --------------------   -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $0                        $0
                                                                                    --------------------   -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                           $0                        $0
                                                                                    --------------------   -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                              $0                        $0
                                                                                    --------------------   -----------------------
40        Capital Contributions                                                                      $0                        $0
                                                                                    --------------------   -----------------------
41        Principal Payments                                                                         $0                        $0
                                                                                    --------------------   -----------------------
42
          ---------------------------------------------------------------------     --------------------   -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0                        $0
                                                                                    --------------------   -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            $0                        $0
                                                                                    --------------------   -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                 $0                        $0
                                                                                    --------------------   -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                       $0                        $0
                                                                                    ====================   =======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA



In re:  Metricom DC, L.L.C.                                      CASE NO.           01-53300
                                                                                    ------------------

                                                                 CHAPTER 11
                                                                 MONTHLY OPERATING REPORT
                                                                 (GENERAL BUSINESS CASE)

                                                 SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:          Jul-01                           PETITION DATE:            07/02/01
                           -----------                                              ------------------

1.     Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
       (or if checked here [  ]  the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
       Debtor). Dollars reported in $1
                                    --

                                                                                    (No Prior Filing)
2.     ASSET AND LIABILITY STRUCTURE                          END OF CURRENT MONTH  END OF PRIOR MONTH      AS OF PETITION FILING(1)
                                                              --------------------  ------------------      ---------------------
       a.  Current Assets                                                    $0
                                                              ------------------    ------------------
       b.  Total Assets                                            $179,876,057                                  $180,022,607
                                                              ------------------    ------------------      ------------------
       c.  Current Liabilities                                               $0
                                                              ------------------    ------------------
       d.  Total Liabilities                                       $168,551,882                                   $180,367,549
                                                              ------------------    ------------------      -------------------

                                                                                                                CUMULATIVE
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH     CURRENT MONTH          PRIOR MONTH            (CASE TO DATE)
                                                              ------------------    ------------------      ------------------
       a.  Total Receipts                                                    $0                                            $0
                                                              ------------------    ------------------      ------------------
       b.  Total Disbursements                                               $0                                            $0
                                                              ------------------    ------------------      ------------------
       c.  Excess (Deficiency) of Receipts Over
           Disbursements (a - b)                                             $0                                            $0
                                                              ------------------    ------------------      ------------------
       d.  Cash Balance Beginning of Month                                   $0                                            $0
                                                              ------------------    ------------------      ------------------
       e.  Cash Balance End of Month (c + d)                                 $0                                            $0
                                                              ------------------    ------------------      -------------------

                                                                                                                 CUMULATIVE
                                                                CURRENT MONTH          PRIOR MONTH             (CASE TO DATE)
                                                              ------------------    ------------------      ------------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        $0                                            $0
                                                              ------------------    ------------------      ------------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $0
                                                              ------------------    ------------------
6.     POST-PETITION LIABILITIES                                             $0
                                                              ------------------    ------------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                $0
                                                              ------------------    ------------------

AT THE END OF THIS REPORTING MONTH:                                                        YES                     NO
                                                                                           ---                     --
8.     Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of
       payee)                                                                                                       X
                                                                                    ------------------     ------------------

9.     Have any payments been made to professionals? (if yes, attach
       listing including date of payment, amount of payment and name of payee)                                      X
                                                                                    ------------------      ------------------

10.    If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                    ------------------      ------------------

11.    Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount
       and reason for payment, and name of payee)                                                                   X
                                                                                    ------------------      ------------------
12.    Is the estate insured for replacement cost of assets and for
       general liability?                                                                  X
                                                                                    ------------------      ------------------

13.    Are a plan and disclosure statement on file?                                                                 X
                                                                                    ------------------      ------------------

14.    Was there any post-petition borrowing during this reporting period?                                          X
                                                                                    ------------------      ------------------

15.    Check if paid: Post-petition taxes ____ ; U.S. Trustee Quarterly Fees  ____ ;  Check if filing is current for: Post-
                                                                                      petition tax reporting and tax returns: ____ .

       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
       Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND
LIABILITIES.


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:    08/20/01                                                                    /s/ David J. Pangburn
     -----------------                                                         ------------------------------------------------
                                                                               Responsible Individual

                           STATEMENT OF OPERATIONS

                           (GENERAL BUSINESS CASE)
                         For the Month Ended 07/31/01
                                             ----------

                   CURRENT MONTH
-----------------------------------------------------
                                                                                                   CUMULATIVE            NEXT MONTH
      ACTUAL            FORECAST         VARIANCE                                                (CASE TO DATE)           FORECAST
      ------            --------         --------                                                --------------          ----------
                                                          REVENUES:
              $0                $0                $0    1   Gross Sales                                      $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0    2   less: Sales Returns & Allowances                 $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0    3   Net Sales                                        $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
                                                        4   less: Cost of Goods Sold
              $0                $0                $0        (Schedule 'B')                                   $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0    5   Gross Profit                                     $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0    6   Interest                                         $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0    7   Other Income:                                    $0                $0
-----------------  ----------------   ---------------                       ----------------- ------------------   ---------------
              $0                $0                $0    8                                                    $0                $0
-----------------  ----------------   ---------------     ----------------------------------- ------------------   ---------------
              $0                $0                $0    9                                                    $0                $0
-----------------  ----------------   ---------------     ----------------------------------- ------------------   ---------------
              $0                $0                $0   10   TOTAL REVENUES                                   $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------

                                                          EXPENSES:

              $0                $0                $0        Owner(s)/Officer(s)                              $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   12   Salaries                                         $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   13   Commissions                                      $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   14   Contract Labor                                   $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
                                                            Rent/Lease:
              $0                $0                $0   15   Personal Property                                $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   16   Real Property                                    $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   17   Insurance                                        $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   18   Management Fees                                  $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   19   Depreciation                                     $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
                                                            Taxes:

              $0                $0                $0   20   Employer Payroll Taxes                           $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   21   Real Property Taxes                              $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   22   Other Taxes                                      $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   23   Other Selling                                    $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   24   Other Administrative                             $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   25   Interest                                         $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   26   Other Expenses:                                  $0                $0
-----------------  ----------------   ---------------                       ----------------- ------------------   ---------------
              $0                $0                $0   27                                                    $0                $0
-----------------  ----------------   ---------------     ----------------------------------- ------------------   ---------------
              $0                $0                $0   28                                                    $0                $0
-----------------  ----------------   ---------------     ----------------------------------- ------------------   ---------------
              $0                $0                $0   29                                                    $0                $0
-----------------  ----------------   ---------------     ----------------------------------- ------------------   ---------------
              $0                $0                $0   30                                                    $0                $0
-----------------  ----------------   ---------------     ----------------------------------- ------------------   ---------------
              $0                $0                $0   31                                                    $0                $0
-----------------  ----------------   ---------------     ----------------------------------- ------------------   ---------------
              $0                $0                $0   32                                                    $0                $0
-----------------  ----------------   ---------------     ----------------------------------- ------------------   ---------------
              $0                $0                $0   33                                                    $0                $0
-----------------  ----------------   ---------------     ----------------------------------- ------------------   ---------------
              $0                $0                $0   34                                                    $0                $0
-----------------  ----------------   ---------------     ----------------------------------- ------------------   ---------------
              $0                $0                $0   35   TOTAL EXPENSES                                   $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   36 SUBTOTAL                                           $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------

                                                          REORGANIZATION ITEMS:
              $0                $0                $0   37   Professional Fees                                $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
                                                       38   Provisions for Rejected
              $0                $0                $0        Executory Contracts                              $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
                                                       39   Interest Earned on Accumulated
              $0                $0                $0        Cash from Resulting Chp 11 Case                  $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------

                                                       40   Gain or (Loss) from Sale
              $0                $0                $0        of Equipment                                     $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   41   U.S. Trustee Quarterly Fees                      $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   42                                                    $0                $0
-----------------  ----------------   ---------------       --------------------------------  ------------------   ---------------
              $0                $0                $0   43     TOTAL REORGANIZATION ITEMS                     $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
                                                       44 NET PROFIT (LOSS) BEFORE
              $0                $0                $0        FEDERAL & STATE TAXES                            $0                $0
-----------------  ----------------   ---------------                                         ------------------   ---------------
              $0                $0                $0   45   Federal & State Income Taxes                     $0                $0
=================  ================   ===============                                         ==================   ===============
              $0                $0                $0   46 NET PROFIT (LOSS)                                  $0                $0
=================  ================   ===============                                         ==================   ===============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                BALANCE SHEET
                           (GENERAL BUSINESS CASE)
                         FOR THE MONTH ENDED 07/31/01
                                             ------------------


    ASSETS
                                                                 FROM SCHEDULES             BOOK VALUE
                                                                 --------------      -----------------------
         CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                                    $0
                                                                                     -----------------------
 2           Cash and cash equivalents - restricted                                                      $0
                                                                                     -----------------------
 3           Accounts receivable (net)                                  A                                $0
                                                                                     -----------------------
 4           Inventory                                                  B                                $0
                                                                                     -----------------------
 5           Prepaid expenses                                                                            $0
                                                                                     -----------------------
 6           Professional retainers                                                                      $0
                                                                                     -----------------------
 7           Other:                                                                                      $0
                   ---------------------------------------------                     -----------------------
 8
             ---------------------------------------------------                     -----------------------
 9                 TOTAL CURRENT ASSETS                                                                  $0
                                                                                     -----------------------
         PROPERTY AND EQUIPMENT (BOOK VALUE)

10           Real property                                              C                                $0
                                                                                     -----------------------
11           Machinery and equipment                                    D                          $281,653
                                                                                     -----------------------
12           Furniture and fixtures                                     D                                $0
                                                                                     -----------------------
13           Office equipment                                           D                                $0
                                                                                     -----------------------
14           Leasehold improvements                                     D                                $0
                                                                                     -----------------------
15           Vehicles                                                   D                                $0
                                                                                     -----------------------
16           Other:                                                     D                                $0
                   ---------------------------------------------                     -----------------------
17                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
18                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
19                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
20                                                                      D                                $0
             ---------------------------------------------------                     -----------------------
21                 TOTAL PROPERTY AND EQUIPMENT                                                    $281,653
                                                                                     -----------------------
         OTHER ASSETS

22           Loans to shareholders                                                                       $0
                                                                                     -----------------------
23           Loans to affiliates                                                                         $0
                                                                                     -----------------------
24           Network Equipment & Inventory                                                     $179,594,404
             ---------------------------------------------------                     -----------------------
25
             ---------------------------------------------------                     -----------------------
26
             ---------------------------------------------------                     -----------------------
27
             ---------------------------------------------------                     -----------------------
28                 TOTAL OTHER ASSETS                                                          $179,594,404
                                                                                     -----------------------
29                 TOTAL ASSETS                                                                $179,594,057
                                                                                     =======================

         NOTE:
                Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                            LIABILITIES AND EQUITY
                           (GENERAL BUSINESS CASE)

        LIABILITIES FROM SCHEDULES

             POST-PETITION

                 CURRENT LIABILITIES

    30                 Salaries and wages                                                                    $0
                                                                                         -----------------------
    31                 Payroll taxes                                                                         $0
                                                                                         -----------------------
    32                 Real and personal property taxes                                                      $0
                                                                                         -----------------------
    33                 Income taxes                                                                          $0
                                                                                         -----------------------
    34                 Sales taxes                                                                           $0
                                                                                         -----------------------
    35                 Notes payable (short term)                                                            $0
                                                                                         -----------------------
    36                 Accounts payable (trade)                             A                                $0
                                                                                         -----------------------
    37                 Real property lease arrearage                                                         $0
                                                                                         -----------------------
    38                 Personal property lease arrearage                                                     $0
                                                                                         -----------------------
    39                 Accrued professional fees                                                             $0
                                                                                         -----------------------
    40                 Current portion of long-term post-petition
                       debt (due within 12 months)                                                           $0
                                                                                         -----------------------
    41                 Other:                                                                                $0
                                ------------------------------------                     -----------------------
    42
                       ---------------------------------------------                     -----------------------
    43
                       ---------------------------------------------                     -----------------------
    44                 TOTAL CURRENT LIABILITIES                                                             $0
                                                                                         -----------------------
    45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                        $0
                                                                                         -----------------------
    46                 TOTAL POST-PETITION LIABILITIES                                                       $0
                                                                                         -----------------------
             PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9

    47                 Secured claims                                       F                                $0
                                                                                         -----------------------
    48                 Priority unsecured claims                            F                         ($284,146)
                                                                                         -----------------------
    49                 General unsecured claims                             F                      $168,836,028
                                                                                         -----------------------
    50                 TOTAL PRE-PETITION LIABILITIES                                              $168,551,882
                                                                                         -----------------------
    51                 TOTAL LIABILITIES                                                           $168,551,882
                                                                                         -----------------------
        EQUITY (DEFICIT)

    52           Retained Earnings/(Deficit) at time of filing                                       $6,139,202
                                                                                         -----------------------
    53           Capital Stock                                                                       $5,184,973
                                                                                         -----------------------
    54           Additional paid-in capital
                                                                                         -----------------------
    55           Cumulative profit/(loss) since filing of case
                                                                                         -----------------------
    56           Post-petition contributions/(distributions) or (draws)
                                                                                         -----------------------
    57
                 ---------------------------------------------------                     -----------------------
    58           Market value adjustment
                                                                                         -----------------------
    59                 TOTAL EQUITY (DEFICIT)                                                       $11,324,175
                                                                                         -----------------------
    60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                      $179,876,057
                                                                                         =======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE



                                                 ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS                [PRE AND POST PETITION]      [POST PETITION]         POST PETITION DEBT
                                               -----------------------      ----------------        ------------------
    0 -30 Days                                                     $0                    $0
                                                ----------------------      ----------------
    31-60 Days                                                     $0                    $0
                                                ----------------------      ----------------
    61-90 Days                                                     $0                    $0                      $0
                                                ----------------------      ----------------         ----------------
    91+ Days                                                       $0                    $0
                                                ----------------------      ----------------
    Total accounts receivable/payable                              $0                    $0
                                                ----------------------      ================
    Allowance for doubtful accounts                                $0
                                                ----------------------
    Accounts receivable (net)                                      $0
                                                ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                          INVENTORY(IES)
                                            BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)         END OF MONTH        COST OF GOODS SOLD
----------------------------------        --------------       ------------------
                                                               INVENTORY BEGINNING OF MONTH                            $0
                                                                                                        ------------------
                                                               Add -                                                   $0
                                                                                                        ------------------
    Retail/Restaurants -                                         Net purchase                                          $0
                                                                                                        ------------------
      Product for resale                                $0       Direct labor                                          $0
                                      ---------------------                                             ------------------
                                                                 Manufacturing overhead                                $0
                                                                                                        ------------------
    Distribution -                                               Freight in                                            $0
                                                                                                        ------------------
      Products for resale                               $0       Other:                                                $0
                                      ---------------------                                             ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials                                     $0
                                      ---------------------
      Work-in-progress                                  $0     Less -
                                      ---------------------
      Finished goods                                    $0       Inventory End of Month                                $0
                                      ---------------------                                             ------------------
                                                                 Shrinkage                                             $0
                                                                                                        ------------------
    Other - Explain                                     $0       Personal Use                                          $0
                                      ---------------------                                             ------------------

    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                      =====================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
              Yes [ ]    No [ ]

    How often do you take a complete physical inventory?       Valuation methods -
                                                                   FIFO cost                       [ ]
      Weekly          [ ]                                          LIFO cost                       [ ]
      Monthly         [ ]                                          Lower of cost or market         [ ]
      Quarterly       [ ]                                          Retail method                   [ ]
      Semi-annually   [ ]                                          Other                           [ ]
      Annually        [ ]                                            Explain                       [ ]
Date of last physical inventory was  Not Applicable
                                     ------------------------- ---------------------------------------------------------

                                                               ---------------------------------------------------------
Date of next physical inventory is   Not Applicable
                                     ------------------------- ---------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                      COST              MARKET VALUE
-----------                                                                      ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                                      COST              MARKET VALUE
-----------                                                                      ----              ------------
Machinery & Equipment -
      Computer Hardware                                                             $281,653                $281,653
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                         $281,653                $281,653
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                  SCHEDULE E
                         AGING OF POST-PETITION TAXES
                 (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                              0-30 DAYS       31-60 DAYS     61-90 DAYS     91+ DAYS         TOTAL
                                        --------------- --------------- --------------  -----------   -------------
FEDERAL
       Income Tax Withholding                                                                                   $0
                                        --------------- --------------- --------------  -----------   -------------
       FICA - Employee                                                                                          $0
                                        --------------- --------------- --------------  -----------   -------------
       FICA - Employer                                                                                          $0
                                        --------------- --------------- --------------  -----------   -------------
       Unemployment (FUTA)                                                                                      $0
                                        --------------- --------------- --------------  -----------   -------------
       Income                                                                                                   $0
                                        --------------- --------------- --------------  -----------   -------------
       Other (Attach List)                                                                                      $0
                                        --------------- --------------- --------------  -----------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
STATE AND LOCAL
       Income Tax Withholding                                                                                   $0
                                        --------------- --------------- --------------  -----------   -------------
       Unemployment (UT)                                                                                        $0
                                        --------------- --------------- --------------  -----------   -------------
       Disability Insurance (DI)                                                                                $0
                                        --------------- --------------- --------------  -----------   -------------
       Empl. Training Tax (ETT)                                                                                 $0
                                        --------------- --------------- --------------  -----------   -------------
       Sales                                                                                                    $0
                                        --------------- --------------- --------------  -----------   -------------
       Excise                                                                                                   $0
                                        --------------- --------------- --------------  -----------   -------------
       Real property                                                                                            $0
                                        --------------- --------------- --------------  -----------   -------------
       Personal property                                                                                        $0
                                        --------------- --------------- --------------  -----------   -------------
       Income                                                                                                   $0
                                        --------------- --------------- --------------  -----------   -------------
       Other (Attach List)                                                                                      $0
                                        --------------- --------------- --------------  -----------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0           $0              $0
                                        --------------- --------------- --------------  -----------   -------------
TOTAL TAXES                                         $0              $0             $0           $0              $0
                                        =============== =============== ==============  ===========   =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                                             CLAIMED          ALLOWED
                                                                              AMOUNT         AMOUNT (b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                    (1)               (2)
-------------------------------------------                                 ----------       ----------
       Secured claims  (a)                                                           $0              $0
                                                                           ------------    ------------
       Priority claims other than taxes                                              $0              $0
                                                                           ------------    ------------
       Priority tax claims                                                      $25,122       ($284,146)
                                                                           ------------    ------------
       General unsecured claims                                            $180,342,426    $168,836,028
                                                                           ------------    ------------

        (a)     List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

        (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001.

        (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES











                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH



                                           ACCOUNT 1         ACCOUNT 2         ACCOUNT 3         ACCOUNT 4
                                        ---------------   ---------------   ---------------   ---------------
Bank                                    Wells Fargo LLC
                                        ---------------   ---------------   ---------------   ---------------
Account Type                            General Banking
                                        ---------------   ---------------   ---------------   ---------------
Account No.                                 4487-099655
                                        ---------------   ---------------   ---------------   ---------------
Account Purpose                         General Banking
                                        ---------------   ---------------   ---------------   ---------------
Balance, End of Month                               $0
                                        ---------------   ---------------   ---------------   ---------------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 07/31/01
                                              -------------



                                                                                   Actual                    Cumulative
                                                                                Current Month              (Case to Date)
                                                                              -------------------        ------------------
    CASH RECEIPTS

1         Rent/Leases Collected                                                               $0                        $0
                                                                              -------------------        ------------------
2         Cash Received from Sales                                                            $0                        $0
                                                                              -------------------        ------------------
3         Interest Received                                                                   $0                        $0
                                                                              -------------------        ------------------
4         Borrowings                                                                          $0                        $0
                                                                              -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                                $0                        $0
                                                                              -------------------        ------------------
6         Capital Contributions                                                               $0                        $0
                                                                              -------------------        ------------------
7
          -------------------------------------------------------             -------------------        ------------------
8
          -------------------------------------------------------             -------------------        ------------------
9
          -------------------------------------------------------             -------------------        ------------------
10
          -------------------------------------------------------             -------------------        ------------------
11
          -------------------------------------------------------             -------------------        ------------------
12             TOTAL CASH RECEIPTS                                                            $0                        $0
                                                                              -------------------        ------------------
    CASH DISBURSEMENTS

13        Payments for Inventory                                                              $0                        $0
                                                                              -------------------        ------------------
14        Selling                                                                             $0                        $0
                                                                              -------------------        ------------------
15        Administrative                                                                      $0                        $0
                                                                              -------------------        ------------------
16        Capital Expenditures                                                                $0                        $0
                                                                              -------------------        ------------------
17        Principal Payments on Debt                                                          $0                        $0
                                                                              -------------------        ------------------
18        Interest Paid                                                                       $0                        $0
                                                                              -------------------        ------------------
          Rent/Lease:
19             Personal Property                                                              $0                        $0
                                                                              -------------------        ------------------
20             Real Property                                                                  $0                        $0
                                                                              -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                       $0                        $0
                                                                              -------------------        ------------------
22             Draws                                                                          $0                        $0
                                                                              -------------------        ------------------
23             Commissions/Royalties                                                          $0                        $0
                                                                              -------------------        ------------------
24             Expense Reimbursements                                                         $0                        $0
                                                                              -------------------        ------------------
25             Other                                                                          $0                        $0
                                                                              -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                    $0                        $0
                                                                              -------------------        ------------------
27        Management Fees                                                                     $0                        $0
                                                                              -------------------        ------------------
          Taxes:
28             Employee Withholding                                                           $0                        $0
                                                                              -------------------        ------------------
29             Employer Payroll Taxes                                                         $0                        $0
                                                                              -------------------        ------------------
30             Real Property Taxes                                                            $0                        $0
                                                                              -------------------        ------------------
31             Other Taxes                                                                    $0                        $0
                                                                              -------------------        ------------------
32        Other Cash Outflows:                                                                $0                        $0
                                                                              -------------------        ------------------
33
               --------------------------------------------------             -------------------        ------------------
34
               --------------------------------------------------             -------------------        ------------------
35
               --------------------------------------------------             -------------------        ------------------
36
               --------------------------------------------------             -------------------        ------------------
37
               --------------------------------------------------             -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                      $0                        $0
                                                                              -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                           $0                        $0
                                                                              -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                         $0                        $0
                                                                              -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                               $0                        $0
                                                                              ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   07/31/01
                                              ------------

                                                                                          ACTUAL                 CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                              CURRENT MONTH           (CASE TO DATE)
                                                                                    --------------------   -----------------------
1         Cash Received from Sales                                                                   $0                        $0
                                                                                    --------------------   -----------------------
2         Rent/Leases Collected                                                                      $0                        $0
                                                                                    --------------------   -----------------------
3         Interest Received                                                                          $0                        $0
                                                                                    --------------------   -----------------------
4         Cash Paid to Suppliers                                                                     $0                        $0
                                                                                    --------------------   -----------------------
5         Cash Paid for Selling Expenses                                                             $0                        $0
                                                                                    --------------------   -----------------------
6         Cash Paid for Administrative Expenses                                                      $0                        $0
                                                                                    --------------------   -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                       $0                        $0
                                                                                    --------------------   -----------------------
8            Real Property                                                                           $0                        $0
                                                                                    --------------------   -----------------------
9         Cash Paid for Interest                                                                     $0                        $0
                                                                                    --------------------   -----------------------
10        Cash Paid for Net Payroll and Benefits                                                     $0                        $0
                                                                                    --------------------   -----------------------
          Cash Paid to Owner(s)/Officer(s)

11           Salaries                                                                                $0                        $0
                                                                                    --------------------   -----------------------
12           Draws                                                                                   $0                        $0
                                                                                    --------------------   -----------------------
13           Commissions/Royalties                                                                   $0                        $0
                                                                                    --------------------   -----------------------
14           Expense Reimbursements                                                                  $0                        $0
                                                                                    --------------------   -----------------------
15           Other                                                                                   $0                        $0
                                                                                    --------------------   -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.

16           Employer Payroll Tax                                                                    $0                        $0
                                                                                    --------------------   -----------------------
17           Employee Withholdings                                                                   $0                        $0
                                                                                    --------------------   -----------------------
18           Real Property Taxes                                                                     $0                        $0
                                                                                    --------------------   -----------------------
19           Other Taxes                                                                             $0                        $0
                                                                                    --------------------   -----------------------
20        Cash Paid for General Expenses                                                             $0                        $0
                                                                                    --------------------   -----------------------
21
          ---------------------------------------------------------------------     --------------------   -----------------------
22
          ---------------------------------------------------------------------     --------------------   -----------------------
23
          ---------------------------------------------------------------------     --------------------   -----------------------
24
          ---------------------------------------------------------------------     --------------------   -----------------------
25
          ---------------------------------------------------------------------     --------------------   -----------------------
26
          ---------------------------------------------------------------------     --------------------   -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
               BEFORE REORGANIZATION ITEMS                                                           $0                        $0
                                                                                    --------------------   -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                   $0                        $0
                                                                                    --------------------   -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                         $0                        $0
                                                                                    --------------------   -----------------------
30        U.S. Trustee Quarterly Fees                                                                $0                        $0
                                                                                    --------------------   -----------------------
31
          ---------------------------------------------------------------------     --------------------   -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        $0                        $0
                                                                                    --------------------   -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      $0                        $0
                                                                                    --------------------   -----------------------

     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                       $0                        $0
                                                                                    --------------------   -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                    $0                        $0
                                                                                    --------------------   -----------------------
36
          ---------------------------------------------------------------------     --------------------   -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $0                        $0
                                                                                    --------------------   -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                           $0                        $0
                                                                                    --------------------   -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                              $0                        $0
                                                                                    --------------------   -----------------------
40        Capital Contributions                                                                      $0                        $0
                                                                                    --------------------   -----------------------
41        Principal Payments                                                                         $0                        $0
                                                                                    --------------------   -----------------------
42
          ---------------------------------------------------------------------     --------------------   -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0                        $0
                                                                                    --------------------   -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            $0                        $0
                                                                                    --------------------   -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                 $0                        $0
                                                                                    --------------------   -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                       $0                        $0
                                                                                    ====================   =======================

                                  Page 9 of 9